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                                                                EXHIBIT 10.10.1



                           LOAN AND SECURITY AGREEMENT



                                     between



                               IMTEK CORPORATION,
                             A Maryland Corporation

                                       and
                         BARBERA BUSINESS SYSTEMS, INC.,
                             A Maryland Corporation


                            Collectively, "BORROWERS"


                                       and


                               THE PROVIDENT BANK,
                      An Ohio Chartered Banking Institution

                                    "LENDER"


                      $10,000,000 REVOLVING LINE OF CREDIT



                               Dated: July 1, 1999


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                                                  TABLE OF CONTENTS
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ARTICLE 1 - DEFINITIONS...........................................................................................1
   Section 1.1.          Account Debtor...........................................................................2
   Section 1.2.          Accounts, Chattel Paper, Documents, Equipment, Fixtures, General
                         Intangibles, Goods, Instruments and Investment Property..................................2
   Section 1.3.          Affiliate.  .............................................................................2
   Section 1.4.          Agreement.  .............................................................................2
   Section 1.5.          Borrowing Base...........................................................................2
   Section 1.6.          Business Day.  ..........................................................................3
   Section 1.7.          Capital Adequacy Requirement.  ..........................................................3
   Section 1.8.          Capital Expenditures.....................................................................3
   Section 1.9.          Capital Lease.  .........................................................................3
   Section 1.10.         Capital Lease Obligations.  .............................................................3
   Section 1.11.         Closing.  ...............................................................................3
   Section 1.12.         Code.  ..................................................................................3
   Section 1.13.         Collateral.  ............................................................................4
   Section 1.14.         Collection Account.  ....................................................................4
   Section 1.15.         Commercial Account.  ....................................................................4
   Section 1.16.         Companies................................................................................4
   Section 1.17.         Consolidated Capital Expenditures.  .....................................................4
   Section 1.18.         Consolidated EBITDA......................................................................4
   Section 1.19.         Consolidated Fixed Charge Coverage Ratio.................................................4
   Section 1.20.         Consolidated Interest Coverage Ratio.....................................................5
   Section 1.21.         Consolidated Interest Expense............................................................5
   Section 1.22.         Consolidated Liabilities.................................................................5
   Section 1.23.         Consolidated Net Worth...................................................................5
   Section 1.24.         Consolidated Total Funded Indebtedness...................................................5
   Section 1.25.         Default.  ...............................................................................5
   Section 1.26.         Dollar Cap.  ............................................................................5
   Section 1.27.         EBITDA...................................................................................5
   Section 1.28.         Eligible Accounts.  .....................................................................5
   Section 1.29.         Eligible Inventory.  ....................................................................7
   Section 1.30.         Employee Benefit Plan.  .................................................................7
   Section 1.31.         Environmental Laws.  ....................................................................7
   Section 1.32.         EPA Permit.  ............................................................................8
   Section 1.33.         ERISA.  .................................................................................8
   Section 1.34.         ERISA Affiliate.  .......................................................................8
   Section 1.35.         ERISA Liabilities.  .....................................................................8
   Section 1.36.         Event Of Default.  ......................................................................8
   Section 1.37.         Excess Availability.  ...................................................................8
   Section 1.38.         Facilities.  ............................................................................9
   Section 1.39.         FINOVA.  ................................................................................9
   Section 1.40.         Fiscal Year.  ...........................................................................9
   Section 1.41.         G.A.A.P.  ...............................................................................9
   Section 1.42.         Guaranteed Pension Plan.  ...............................................................9
   Section 1.43.         Guarantors.  ............................................................................9
   Section 1.44.         Guaranty Agreements.  ...................................................................9
   Section 1.45.         Guaranty Indebtedness.  .................................................................9
   Section 1.46.         Indebtedness.  .........................................................................10
   Section 1.47.         Insolvency Proceedings.  ...............................................................10
   Section 1.48.         Interest Expense........................................................................10
   Section 1.49.         Interest Rate Protection Agreement.  ...................................................10
   Section 1.50.         Inventory.  ............................................................................10
   Section 1.51.         Laws.  .................................................................................10
   Section 1.52.         Lender Expenses.  ......................................................................11

                                       i



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   Section 1.53.         Letters Of Credit.  ....................................................................11
   Section 1.54.         Liabilities.............................................................................11
   Section 1.55.         Loan.  .................................................................................11
   Section 1.56.         Loan Documents.  .......................................................................11
   Section 1.57.         Lock Box.  .............................................................................12
   Section 1.58.         Material Adverse Event.  ...............................................................12
   Section 1.59.         Maximum Loan Amount.  ..................................................................12
   Section 1.60.         Multiemployer Plan.  ...................................................................12
   Section 1.61.         Net Worth...............................................................................12
   Section 1.62.         Note.  .................................................................................12
   Section 1.63.         Obligations.  ..........................................................................12
   Section 1.64.         Permitted Liens.  ......................................................................13
   Section 1.65.         Person.  ...............................................................................13
   Section 1.66.         Qualified Purchase Order.  .............................................................13
   Section 1.67.         Receivables.  ..........................................................................14
   Section 1.68.         Records.  ..............................................................................14
   Section 1.69.         Regulated Substance.  ..................................................................14
   Section 1.70.         Release.  ..............................................................................14
   Section 1.71.         Restricted Payment.  ...................................................................14
   Section 1.72.         Solvent.  ..............................................................................14
   Section 1.73.         Subordinated Debt.......................................................................14
   Section 1.74.         Subsidiary.  ...........................................................................15
   Section 1.75.         Termination Event.  ....................................................................15
   Section 1.76.         Total Funded Indebtedness...............................................................15
ARTICLE 2 - TERMS OF THE LOAN....................................................................................15
   Section 2.1.          Agreement To Extend The Loan............................................................15
      Section 2.1.1.     Conditions Precedent To Each Advance....................................................16
      Section 2.1.2.     Interest And Lender=s Records...........................................................17
      Section 2.1.3.     Commitment Fee..........................................................................17
      Section 2.1.4.     Facility Fee............................................................................17
      Section 2.1.5.     Termination Fee.........................................................................17
      Section 2.1.6.     Term....................................................................................18
      Section 2.1.7.     Purpose.................................................................................18
   Section 2.2.          Letters Of Credit.......................................................................18
      Section 2.2.1.     Issuance Of Letters Of Credit.  ........................................................18
      Section 2.2.2.     Rights And Remedies Of The Lender.  ....................................................18
      Section 2.2.3.     Indemnification.  ......................................................................19
      Section 2.2.4.     Reimbursement Obligations.  ............................................................19
      Section 2.2.5.     Fees, Charges And Other Terms.  ........................................................19
   Section 2.3.          Capital Adequacy.  .....................................................................19
   Section 2.4.          Payments.  .............................................................................20
   Section 2.5.          Advancements.  .........................................................................20
   Section 2.6.          Cross-Guaranty; Waiver Of Suretyship Defenses; Subordination.  .........................20
      Section 2.6.1.     Cross-Guaranty.  .......................................................................20
      Section 2.6.2.     Postponement of Subrogation.  ..........................................................21
      Section 2.6.3.     Subordination.  ........................................................................21
      Section 2.6.4.     Joint And Several Liability; Appointment Of Agent. .....................................21
ARTICLE 3 - SECURITY FOR THE OBLIGATIONS.........................................................................22
   Section 3.1.          Grant Of Security Interest.  ...........................................................22
   Section 3.2.          Proceeds And Products.  ................................................................22
   Section 3.3.          Priority Of Security Interests.  .......................................................22
   Section 3.4.          Future Advances.  ......................................................................22
   Section 3.5.          Receivable Collections.  ...............................................................22
   Section 3.6.          Collection Of Receivables By Lender. ...................................................23
   Section 3.7.          Maintenance Of Principal Accounts.......................................................24
   Section 3.8.          Guaranty Agreements.  ..................................................................24
   Section 3.9.          Further Assurances.  ...................................................................24

                                       ii
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   Section 3.10.         Fair Labor Standards Act.  .............................................................25
ARTICLE 4 - REPRESENTATIONS AND WARRANTIES.......................................................................25
   Section 4.1.          Accuracy Of Information.  ..............................................................25
   Section 4.2.          No Litigation.  ........................................................................25
   Section 4.3.          No Liability Or Adverse Change.  .......................................................25
   Section 4.4.          Title To Collateral.  ..................................................................25
   Section 4.5.          Authority; Approvals And Consents.  ....................................................25
      Section 4.5.1.     Authority.  ............................................................................26
      Section 4.5.2.     Approvals.  ............................................................................26
      Section 4.5.3.     Consents.  .............................................................................26
   Section 4.6.          Binding Effect Of Documents, Etc.  .....................................................26
   Section 4.7.          Other Names.  ..........................................................................26
   Section 4.8.          No Events Of Default.  .................................................................26
   Section 4.9.          Guaranty Agreements.  ..................................................................27
   Section 4.10.         Taxes.  ................................................................................27
   Section 4.11.         Compliance With Laws.  .................................................................27
   Section 4.12.         Chief Place Of Business.  ..............................................................27
   Section 4.13.         Location Of Inventory.  ................................................................27
   Section 4.14.         No Subsidiaries.  ......................................................................27
   Section 4.15.         No Labor Agreements.  ..................................................................27
   Section 4.16.         Eligible Accounts.  ....................................................................27
   Section 4.17.         Eligible Inventory.  ...................................................................28
   Section 4.18.         Approvals.  ............................................................................28
   Section 4.19.         Financial Statements.  .................................................................28
   Section 4.20.         Solvency.  .............................................................................28
   Section 4.21.         Fair Labor Standards Act.  .............................................................28
   Section 4.22.         Employee Benefit Plans.  ...............................................................28
      Section 4.22.1.    Compliance.  ...........................................................................28
      Section 4.22.2.    Absence Of Termination Event.  .........................................................29
      Section 4.22.3.    Actuarial Value.  ......................................................................29
      Section 4.22.4.    No Withdrawal Liability.  ..............................................................29
   Section 4.23.         Environmental Conditions.  .............................................................29
      Section 4.23.1.    Existence Of Permits.  .................................................................29
      Section 4.23.2.    Compliance With Permits.  ..............................................................29
      Section 4.23.3.    No Litigation.  ........................................................................29
      Section 4.23.4.    No Releases.  ..........................................................................29
      Section 4.23.5.    Transportation.  .......................................................................30
      Section 4.23.6.    No Violation Notices.  .................................................................30
      Section 4.23.7.    No Notice Of Violations.  ..............................................................30
   Section 4.24.         Year 2000.  ............................................................................30
ARTICLE 5 - AFFIRMATIVE COVENANTS................................................................................30
   Section 5.1.          Payment.  ..............................................................................30
   Section 5.2.          Insurance.  ............................................................................30
   Section 5.3.          Books And Records.  ....................................................................31
   Section 5.4.          Collection Of Accounts; Sale Of Inventory.  ............................................31
   Section 5.5.          Notice Of Litigation And Proceedings.  .................................................31
   Section 5.6.          Payment Of Liabilities To Third Persons.  ..............................................31
   Section 5.7.          Notice Of Change Of Business Location. .................................................31
   Section 5.8.          Payment Of Taxes.  .....................................................................32
   Section 5.9.          Inspections Of Records.  ...............................................................32
   Section 5.10.         Notice Of Events Affecting Collateral; Compromise Of Receivables;
                         Returned Or Repossessed Goods.  ........................................................32
   Section 5.11.         Documentation Of Collateral.  ..........................................................33
   Section 5.12.         Reporting Requirements.  ...............................................................33
      Section 5.12.1.    Inventory Reports.  ....................................................................33
      Section 5.12.2.    Receivables And Accounts Payable Reports.  .............................................33
      Section 5.12.3.    Borrowing Base Report.  ................................................................33

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      Section 5.12.4.    Monthly Financial Statements............................................................33
      Section 5.12.5.    Annual Financial Statements.............................................................34
      Section 5.12.6.    SEC And Other Filings...................................................................34
      Section 5.12.7.    Management Letters.  ...................................................................34
      Section 5.12.8.    Certificates Of No Default.  ...........................................................34
      Section 5.12.9.    Reports To Other Creditors.  ...........................................................35
      Section 5.12.10.   Management Changes.  ...................................................................35
      Section 5.12.11.   General Information.....................................................................35
   Section 5.13.         Employee Benefit Plans And Guaranteed Pension Plans.  ..................................35
   Section 5.14.         Maintenance Of Fixed Assets.  ..........................................................36
   Section 5.15.         Consignments.  .........................................................................36
   Section 5.16.         Federal Assignment Of Claims Act.  .....................................................36
   Section 5.17.         Compliance With Laws.  .................................................................36
   Section 5.18.         Consolidated Financial Covenants........................................................37
      Section 5.18.1.    Minimum Consolidated Net Worth..........................................................37
      Section 5.18.2.    Ratio Of Consolidated Liabilities To Consolidated Net Worth.............................37
      Section 5.18.3.    Consolidated Interest Coverage Ratio....................................................38
      Section 5.18.4.    Consolidated Fixed Charge Coverage Ratio................................................38
   Section 5.19.         Year 2000.  ............................................................................39
ARTICLE 6 - NEGATIVE COVENANTS...................................................................................39
   Section 6.1.          No Change Of Name, Merger, Etc.  .......................................................39
   Section 6.2.          No Sale Or Transfer Of Assets.  ........................................................39
   Section 6.3.          No Encumbrance Of Assets.  .............................................................39
   Section 6.4.          No Indebtedness.  ......................................................................39
   Section 6.5.          Restricted Payments.  ..................................................................39
   Section 6.6.          Transactions With Affiliates.  .........................................................39
   Section 6.7.          Loans, Investments And Sale-Leasebacks.  ...............................................39
   Section 6.8.          No Acquisition Of Equity In Or Assets Of Third Persons.  ...............................40
   Section 6.9.          No Assignment.  ........................................................................40
   Section 6.10.         No Alteration Of Structure Or Operations.  .............................................40
   Section 6.11.         Unpermitted Uses Of Loan Proceeds.  ....................................................40
   Section 6.12.         Long Term Contracts.  ..................................................................40
   Section 6.13.         Changes In Fiscal Year.  ...............................................................40
   Section 6.14.         Limitation On Issuance Of Equity Interests.  ...........................................40
   Section 6.15.         Capital Expenditures....................................................................40
ARTICLE 7 - EVENTS OF DEFAULT....................................................................................40
   Section 7.1.          Failure To Pay.  .......................................................................41
   Section 7.2.          Violation Of Covenants.  ...............................................................41
   Section 7.3.          Representation Or Warranty.  ...........................................................41
   Section 7.4.          Default Under Loan Documents.  .........................................................41
   Section 7.5.          Cross-Default.  ........................................................................41
   Section 7.6.          Judgments.  ............................................................................41
   Section 7.7.          Levy By Judgment Creditor.  ............................................................41
   Section 7.8.          Failure To Pay Liabilities.  ...........................................................41
   Section 7.9.          Involuntary Insolvency Proceedings.  ...................................................41
   Section 7.10.         Voluntary Insolvency Proceedings. ......................................................42
   Section 7.11.         Insolvency Proceedings Pertaining To Guarantors.  ......................................42
   Section 7.12.         Material Adverse Event.  ...............................................................42
   Section 7.13.         Default By Guarantors.  ................................................................42
   Section 7.14.         Attempt To Terminate Guaranties.  ......................................................42
   Section 7.15.         ERISA.  ................................................................................42
   Section 7.16.         Transfer Of Equity Interests.  .........................................................42
   Section 7.17.         Indictment Of Borrowers Or Guarantors.  ................................................43
   Section 7.18.         Injunction.  ...........................................................................43
   Section 7.19.         Notice And Cure Rights.  ...............................................................43
ARTICLE 8 - RIGHTS AND REMEDIES ON THE OCCURRENCE OF
AN EVENT OF DEFAULT..............................................................................................43
   Section 8.1.          Lender=s Specific Rights And Remedies.  ................................................43

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   Section 8.2.          Automatic Acceleration.  ...............................................................43
   Section 8.3.          Sale Of Collateral.  ...................................................................44
   Section 8.4.          Remedies Cumulative.  ..................................................................44
ARTICLE 9 - GENERAL CONDITIONS AND TERMS.........................................................................44
   Section 9.1.          Obligations Are Unconditional.  ........................................................44
   Section 9.2.          Indemnity.  ............................................................................45
   Section 9.3.          Lender Expenses.  ......................................................................45
   Section 9.4.          Authorization To Obtain Financial Information.  ........................................45
   Section 9.5.          Incorporation; Construction Of Inconsistent Provisions.  ...............................45
   Section 9.6.          Waivers.  ..............................................................................45
   Section 9.7.          Continuing Obligation Of Borrowers.  ...................................................46
   Section 9.8.          Choice Of Law.  ........................................................................46
   Section 9.9.          Submission To Jurisdiction; Venue; Actions Against Lender.  ............................46
      Section 9.9.1.     Jurisdiction.  .........................................................................46
      Section 9.9.2.     Venue.  ................................................................................46
      Section 9.9.3.     Waiver Of Objections To Venue.  ........................................................46
   Section 9.10.         Notices.  ..............................................................................47
   Section 9.11.         Participations.  .......................................................................48
   Section 9.12.         Miscellaneous Provisions.  .............................................................48
   Section 9.13.         Waiver Of Trial By Jury.  ..............................................................48

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SCHEDULES

Schedule 1.64            Permitted Liens
Schedule 4.2             Litigation
Schedule 4.7             Other Names
Schedule 4.12            Chief Place Of Business
Schedule 4.13            Location Of Inventory
Schedule 4.19            Liabilities And Obligations Not Disclosed In Financial Statements

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                                       vi
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                           LOAN AND SECURITY AGREEMENT


         THIS LOAN AND SECURITY AGREEMENT is dated as of July 1, 1999 by and between IMTEK CORPORATION (AIMTEK@), a Maryland corporation, and BARBERA BUSINESS SYSTEMS, INC. (ABARBERA@), a Maryland corporation (collectively, ABORROWERS@); and THE PROVIDENT BANK, an Ohio chartered banking institution (ALENDER@).

                                    RECITALS

         The BORROWERS have requested that the LENDER extend various credit accommodations to the BORROWERS. The LENDER is willing to provide the requested credit accommodations upon the terms and conditions of this Loan And Security Agreement, and upon the granting by the BORROWERS to the LENDER of the security interests, liens, and other assurances of payment provided for in this Loan And Security Agreement.

         The BORROWERS' businesses are a mutual and collective enterprise and the BORROWERS believe that the consolidation of their facilities and other financial accommodations in accordance with the terms of this Loan And Security Agreement will enhance the aggregate borrowing powers of the BORROWERS and ease the administration of their loan relationship with the LENDER, all to the mutual advantage of the BORROWERS. In order to utilize the financial powers of the BORROWERS in the most efficient and economical manner, and in order to facilitate the administration of their financing needs, the LENDER will, at the request of a BORROWER, extend financial accommodations to both of the BORROWERS on a combined basis in accordance with the provisions set forth in this Loan And Security Agreement. The LENDER'S willingness to extend credit to the BORROWERS and to administer the collateral security therefor on a combined basis as more fully set forth in this Loan And Security Agreement is done solely as an accommodation to the BORROWERS and at the BORROWERS' joint request and in furtherance of the BORROWERS' mutual and collective enterprise.

         NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

         As used in this Loan And Security Agreement, the terms set forth in this Article 1 have the meanings set forth below, unless the specific context of this Loan And Security Agreement clearly requires a different meaning. Terms defined in this Article 1 or elsewhere in this Loan And Security Agreement are in all capital letters throughout this Loan And Security Agreement. The singular use of any defined term includes the plural and the plural use includes the singular.

         Section 1.1. ACCOUNT DEBTOR. The term AACCOUNT DEBTOR@ means collectively each PERSON: (a) to or for whom either or both of the BORROWERS has provided or has agreed to provide any goods or services; or (b) which owes either or both of the BORROWERS any sum of money as a result of goods sold or services provided by either or both of the BORROWERS; or (c) which is




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the maker or endorser on any INSTRUMENT payable to either or both of the
BORROWERS or otherwise owes either or both of the BORROWERS any sum of money on account of any loan or other payment obligation. With respect to each RECEIVABLE which is payable by any governmental authority, AACCOUNT DEBTOR@ includes, without limitation, the agency, instrumentality or official which has the duty of remitting or causing the remittance of the amounts owing on such ACCOUNT or other RECEIVABLE.

         Section 1.2. ACCOUNTS, CHATTEL PAPER, DOCUMENTS, EQUIPMENT, FIXTURES, GENERAL INTANGIBLES, GOODS, INSTRUMENTS AND INVESTMENT PROPERTY. The terms AACCOUNTS,@ ACHATTEL PAPER,@ ADOCUMENTS,@ AEQUIPMENT,@ AGENERAL INTANGIBLES,@ AGOODS,@ AINSTRUMENTS,@ and AINVESTMENT PROPERTY@ shall have the same respective meanings as are given to those terms in the UNIFORM COMMERCIAL CODE-SECURED TRANSACTIONS, Title 9, COMMERCIAL LAW ARTICLE, ANNOTATED CODE OF MARYLAND, as amended. The term AFIXTURES@ shall have the meaning provided by the common law of the state in which the fixtures are located.

         Section 1.3. AFFILIATE. The term AAFFILIATE@ means collectively any
PERSON: (a) that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with either or both of the BORROWERS, including, without limitation, the officers, managers and directors of the BORROWERS; (b) that directly or beneficially owns or holds ten percent (10%) or more of any equity interests in either or both of the BORROWERS; or (c) ten percent (10%) or more of whose equity interests are owned directly or controlled by either or both of the BORROWERS. As used herein, the term Acontrol@ (including, with correlative meanings, the terms Acontrolled by@ and Aunder common control with@) shall mean possession, directly or indirectly, of the power to direct the management or policies of a PERSON, whether through ownership of equity interests, by contract or otherwise.

         Section 1.4. AGREEMENT. The term AAGREEMENT@ means this Loan And Security Agreement, as amended, extended, or modified from time to time by the parties hereto, as well as all schedules, exhibits and attachments hereto.

         Section 1.5. BORROWING BASE. The term ABORROWING BASE@ means an amount equal to: (a) seventy-five percent (75%) of the face amount (less maximum discounts, credits and allowances which may be taken by or are granted to ACCOUNT DEBTORS in connection therewith) of billed ELIGIBLE ACCOUNTS of the BORROWERS; PLUS (b) the lesser of (i) Four Million Dollars ($4,000,000), or (ii) the sum of (x) sixty percent (60%) of the LENDER'S valuation of the ELIGIBLE INVENTORY of the BORROWERS which consists of new equipment held as INVENTORY,
(y) forty percent (40%) of the LENDER'S valuation of the ELIGIBLE INVENTORY of the BORROWERS that consists of new parts and supplies or of used equipment held as INVENTORY (provided each unit of used equipment shall not be valued at more than One Hundred Dollars ($100.00) per unit), and (z) one hundred percent (100%) of the face amount of QUALIFIED PURCHASE ORDERS for INVENTORY of the BORROWERS which meets all of the criteria for ELIGIBLE INVENTORY other than the criteria set forth in Sections 1.35(e) and 1.35(k), not to exceed One Million Dollars ($1,000,000) in aggregate amount at any one time; MINUS (c) the aggregate stated amount of all outstanding LETTERS OF CREDIT and unsatisfied reimbursement obligations of the BORROWERS arising out of LETTERS OF CREDIT and such reserves as the LENDER deems appropriate from time to time, including without limitation, reserves determined by the LENDER to be reasonably appropriate with respect to bankers' acceptances, GUARANTY INDEBTEDNESS, INTEREST RATE PROTECTION AGREEMENTS, and other obligations of the BORROWERS.

         Section 1.6. BUSINESS DAY. The term ABUSINESS DAY@ means any day other than a Saturday, Sunday, or other day on which commercial banking institutions in the State of Maryland are required to be closed.

         Section 1.7. CAPITAL ADEQUACY REQUIREMENT. The term ACAPITAL ADEQUACY REQUIREMENT@ means any LAW imposing any capital adequacy requirement or any other similar requirement (including but not limited to the capital adequacy regulations contained in Parts 3, 208 and 225 of Title 12 of the CODE OF FEDERAL REGULATIONS, as amended), any change in such LAWS or in the interpretation or application thereof, and any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or government authority.

         Section 1.8. CAPITAL EXPENDITURES. The term "CAPITAL EXPENDITURES" means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including expenditures on liabilities for CAPITAL LEASE OBLIGATIONS) by the referenced PERSON during such period that are required by G.A.A.P. to be included in or reflected by the property, plant, equipment or similar capital asset accounts on the consolidated balance sheet of the referenced PERSON.

         Section 1.9. CAPITAL LEASE. The term ACAPITAL LEASE@ means a lease with respect to which the lessee=s obligations thereunder should, in accordance with G.A.A.P., be capitalized and reflected as a liability on the balance sheet of the lessee.

         Section 1.10. CAPITAL LEASE OBLIGATIONS. The term ACAPITAL LEASE OBLIGATIONS@ means any indebtedness incurred as a lessee pursuant to a CAPITAL LEASE.

         Section 1.11. CLOSING. The term ACLOSING@ means the execution and delivery of this AGREEMENT, the NOTE, and various other LOAN DOCUMENTS. The date of CLOSING is the date written above as the date of this AGREEMENT.

         Section 1.12. CODE. The term ACODE@ means the INTERNAL REVENUE CODE OF 1986, as amended, and all Treasury regulations, revenue rulings, revenue procedures or announcements issued thereunder.

         Section 1.13. COLLATERAL. The term ACOLLATERAL@ means all of the tangible and intangible assets of either or both of the BORROWERS, wherever located, whether now owned or hereafter acquired by the BORROWERS, together with all substitutions therefor, and all replacements and renewals thereof, and all accessions, additions, replacement parts, manuals, warranties and packaging relating thereto, including but not limited to the following tangible and intangible assets and property rights of either of the BORROWERS: (a) ACCOUNTS;
(b) CHATTEL PAPER; (c) DOCUMENTS; (d) EQUIPMENT; (e) FIXTURES; (f) GENERAL INTANGIBLES; (g) GOODS; (h) INSTRUMENTS; (i) INVENTORY, including returned, rejected, or repossessed INVENTORY and rights of reclamation and stoppage in transit with respect to INVENTORY; (j) INVESTMENT PROPERTY; (k) RECEIVABLES; (l) deposit accounts; (m) letter of credit rights; (n) copyrights, trademarks, patents, and all pending applications thereof; and (o) all RECORDS relating to or pertaining to any of the above listed COLLATERAL.

         Section 1.14. COLLECTION ACCOUNT. The term ACOLLECTION ACCOUNT@ means a bank account designated by the LENDER from which the LENDER alone has power of access and withdrawal.

         Section 1.15. COMMERCIAL ACCOUNT. The term ACOMMERCIAL ACCOUNT@ means the commercial checking account to be established and maintained by either or both of the BORROWERS with the LENDER and which may be utilized as the means of advancing funds under the LOAN.

         Section 1.16. COMPANIES. The term ACOMPANIES@ means collectively the BORROWERS and the GUARANTORS.

         Section 1.17. CONSOLIDATED CAPITAL EXPENDITURES. The term "CONSOLIDATED CAPITAL EXPENDITURES" means, for any period, the aggregate of all CAPITAL EXPENDITURES of the COMPANIES and their SUBSIDIARIES.

         Section 1.18. CONSOLIDATED EBITDA. The term ACONSOLIDATED EBITDA@ means, with respect to any period, the consolidated EBITDA of the COMPANIES and their SUBSIDIARIES, as determined in accordance with G.A.A.P. for such period of determination.

         Section 1.19. CONSOLIDATED FIXED CHARGE COVERAGE RATIO. The term ACONSOLIDATED FIXED CHARGE COVERAGE RATIO@ means, with respect to any period, the COMPANIES= (and their SUBSIDIARIES') ratio of: (a) CONSOLIDATED EBITDA for that period MINUS CONSOLIDATED CAPITAL EXPENDITURES for such period of determination that are not financed with the use of borrowed funds or CAPITAL LEASES for such period of determination; to (b) principal payments and prepayments of principal on the CONSOLIDATED TOTAL FUNDED INDEBTEDNESS, paid or scheduled to be paid during such period of determination (except payments of principal made upon non-amortizing INDEBTEDNESS), PLUS CONSOLIDATED INTEREST EXPENSE for such period, PLUS payments under all CAPITAL LEASES paid or scheduled to be paid during such period of determination, plus taxes paid or accrued during the period of determination.

         Section 1.20. CONSOLIDATED INTEREST COVERAGE RATIO. The term ACONSOLIDATED INTEREST COVERAGE RATIO@ means the ratio of CONSOLIDATED EBITDA to CONSOLIDATED INTEREST EXPENSE.

         Section 1.21. CONSOLIDATED INTEREST EXPENSE. The term ACONSOLIDATED INTEREST EXPENSE@ means, for any period of determination, all INTEREST EXPENSE of the COMPANIES and their SUBSIDIARIES for such period of determination.

         Section 1.22. CONSOLIDATED LIABILITIES. The term ACONSOLIDATED LIABILITIES@ means the aggregate amount of the LIABILITIES of the COMPANIES and their SUBSIDIARIES, excluding intercompany items.

         Section 1.23. CONSOLIDATED NET WORTH. The term ACONSOLIDATED NET WORTH@ means the consolidated NET WORTH of the COMPANIES and their SUBSIDIARIES, as determined in accordance with G.A.A.P.

         Section 1.24. CONSOLIDATED TOTAL FUNDED INDEBTEDNESS. The term ACONSOLIDATED TOTAL FUNDED INDEBTEDNESS@ means the consolidated TOTAL FUNDED INDEBTEDNESS of the COMPANIES and their SUBSIDIARIES as determined in accordance with G.A.A.P.

         Section 1.25. DEFAULT. The term ADEFAULT@ means any event, occurrence or omission which, with the giving of notice, the passage of time, or both, would constitute an EVENT OF DEFAULT.

         Section 1.26. DOLLAR CAP. The term ADOLLAR CAP@ means Ten Million Dollars ($10,000,000).

         Section 1.27. EBITDA. The term AEBITDA@ means, with respect to any period of determination, the earnings of the referenced PERSON for such period of determination before interest, taxes, depreciation, and amortization, and without regard to gains or losses arising from asset sales not in the ordinary course of business, all as determined in accordance with G.A.A.P.

         Section 1.28. ELIGIBLE ACCOUNTS. The term AELIGIBLE ACCOUNTS@ means those ACCOUNTS which are acceptable to the LENDER. The criteria for eligibility may be fixed and revised from time to time by the LENDER in its discretion. An ACCOUNT in no event shall be deemed eligible unless: (a) the ACCOUNT arises from goods sold or leased in the ordinary course of business of either or both of the BORROWERS; (b) the delivery of the goods or the performance of the services has been completed; (c) no return, rejection, or repossession has occurred; (d) the goods delivered or the services performed have been finally and unconditionally accepted by the ACCOUNT DEBTOR without dispute, objection, complaint, offset, defense, counterclaim, adjustment or allowance; (e) the ACCOUNT DEBTOR'S obligation to pay the ACCOUNT is not subject to any repurchase obligation or return right, as with sales made on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval (except with respect to ACCOUNTS in connection with which ACCOUNT DEBTORS are entitled to return INVENTORY solely on the basis of the quality of such INVENTORY) or consignment basis; (f) no more than ninety
(90) days have elapsed from the billing or invoice date and no more than sixty
(60) days have elapsed from the due date; (g) no prior, contemporaneous, or subsequent assignment, claim, lien, or security interest, other than that of the LENDER, applies to the ACCOUNT; (h) no bankruptcy or insolvency proceedings or payment moratoriums of any kind apply to the ACCOUNT; (i) the ACCOUNT DEBTOR is not, in the LENDER=S sole opinion, unlikely to pay because of death, incompetency, disappearance, potential bankruptcy, insolvency, damage to or disposition of the goods, default, or any other reason whatsoever; (j) the LENDER has not, by notice to either or both of the BORROWERS, in the LENDER=S sole discretion, deemed the ACCOUNT unsatisfactory for any reason; (k) no bonding company or surety asserts or has the ability to assert any claim based upon the legal doctrine of equitable subrogation, or under any other right to claim a lien into or right to payment of the ACCOUNT; (l) the ACCOUNT does not arise from or pertain to any transaction with any AFFILIATE; (m) the ACCOUNT does not arise from any maintenance or services agreements; (n) the ACCOUNT is not payable from any ACCOUNT DEBTOR located outside of the geographic boundaries of the United States of America (unless such ACCOUNT is fully secured by a letter of credit or credit insurance acceptable to the LENDER); (o) the BORROWER is legally empowered to collect the ACCOUNT against the ACCOUNT DEBTOR in the jurisdiction in which the ACCOUNT DEBTOR is located;
(p) the ACCOUNT is not payable by an ACCOUNT DEBTOR with respect to which more than twenty-five percent (25%) of the dollar amount of that ACCOUNT DEBTOR=S RECEIVABLES to either or both of the BORROWERS are more than ninety (90) days due from the date of invoice or more than sixty (60) days due from the due date;
(q) the ACCOUNT does not arise from any contract or agreement with any federal, state, local or foreign government unless such governmental authority is the United States of America or an agency or representative thereof and the LENDER has obtained full compliance to its complete satisfaction with all provisions necessary to protect the LENDER=S interests under THE ASSIGNMENT OF CLAIMS ACT of 1940, as amended, and all regulations promulgated thereunder, and all other applicable federal procurement laws and regulations; (r) the LENDER has a perfected first priority security interest therein; (s) the ACCOUNT is not subject to any filed financing statement or other public lien filings by anyone other than the LENDER, unless any such financing statement is subordinated to the LENDER'S security interests and liens in accordance with written agreements acceptable to the LENDER; and (t) the ACCOUNT does not arise from the sale or lease of any INVENTORY in which any PERSON other than the LENDER claims a security interest or lien, unless such PERSON has expressly agreed to subordinate such security interest or lien to the liens of the LENDER in accordance with written agreements acceptable to the LENDER. An ACCOUNT which otherwise satisfies the LENDER=S criteria for eligibility shall also be subject to the following eligibility limitations: (i) if the ACCOUNT is payable by an ACCOUNT DEBTOR to whom either or both of the BORROWERS owes money, only the portion of the ACCOUNT in excess of the amount owed by either or both of the BORROWERS to the ACCOUNT DEBTOR may be eligible; (ii) if the ACCOUNT is due from an ACCOUNT DEBTOR whose ACCOUNTS in the aggregate constitute in excess of ten percent (10%) of all of the ACCOUNTS of either or both of the BORROWERS, only the portion of the aggregate amount of the ACCOUNTS from that ACCOUNT DEBTOR which does not exceed ten percent (10%) of all of the ACCOUNTS of either or both of the BORROWERS may be eligible; and (iii) to the extent the ACCOUNT contains finance charges, delivery charges or sales taxes, such finance charges, delivery charges or sales taxes shall not be eligible.

         Section 1.29. ELIGIBLE INVENTORY. The term AELIGIBLE INVENTORY@ means all INVENTORY owned by either or both of the BORROWERS which is acceptable to the LENDER to be included in the calculation of the BORROWING BASE. The criteria for eligibility may be fixed and revised by the LENDER from time to time in its discretion. INVENTORY in no event shall be deemed to be eligible unless: (a) the LENDER has a first priority perfected security interest in the INVENTORY; (b) no vender, supplier or other PERSON claims any security interest or lien in or to the INVENTORY which is not expressly subordinated to the LENDER'S securities interests or liens therein; (c) it is normally and currently saleable in the ordinary course of business of either or both of the BORROWERS; (d) it is not raw materials or work in process; (e) it is located on the premises of either of the BORROWERS; (f) it does not consist of obsolete, returned or repossessed items of INVENTORY or used goods or goods taken in trade; (g) it does not consist of slow moving items or items determined by the LENDER in its sole discretion to be stale or dated merchandise; (h) it does not consist of packing materials, catalogs, promotion materials, items used as demonstrators, prototypes, or salesman=s samples; (i) it does not consist of an item consigned to either or both of the BORROWERS or with respect to which any PERSON claims a lien; (j) it has not been consigned by either or both of the BORROWERS to a consignee; (k) it has not been leased by any PERSON; (l) it is not held by any PERSON (other than the BORROWER) or located upon any premises not owned in fee simple by the BORROWER unless such PERSON or the owner of such premises has executed a lien waiver agreement in form and substance satisfactory to the LENDER; and (m) it has not been deemed unsatisfactory by the LENDER for any reason, in the LENDER=S sole discretion, by written notice to either or both of the BORROWERS. The value of any INVENTORY deemed to meet the criteria for ELIGIBLE INVENTORY shall be determined at the least of: (i) the BORROWERS= net purchase or manufacturing cost; (ii) the lowest then-existing market price; (iii) the BORROWERS= lowest selling price, less estimated expenses for packing, selling and delivery; or (iv) any price ceiling which may be established by governmental order, regulation, or restriction. The LENDER shall be the discretionary judge of the value of any INVENTORY, based upon such information as it deems in its discretion to be relevant or applicable in making that determination.

         Section 1.30. EMPLOYEE BENEFIT PLAN. The term AEMPLOYEE BENEFIT PLAN@ means an Aemployee benefit plan@ as defined in Section 3(3) of ERISA.

         Section 1.31. ENVIRONMENTAL LAWS. The term AENVIRONMENTAL LAWS@ means individually or collectively any local, state or federal LAW, statute, rule, regulation, order, ordinance, common law, permit or license term or condition, or state superlien or environmental clean-up or disclosure statutes pertaining to the environment or to environmental contamination, regulation, management, control, treatment, storage, disposal, containment, removal, clean-up, reporting, or disclosure, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as now or hereafter amended (including, but not limited to, the Superfund Amendments and Reauthorization Act); the Resource Conservation and Recover Act, as now or hereafter amended (including, but not limited to, the Hazardous and Solid Waste Amendments of 1984); the Toxic Substances Control Act, as now or hereafter amended; the Clean Water Act, as now or hereafter amended; the Safe Drinking Water Act, as now or hereafter amended; or the Clean Air Act, as now or hereafter amended.

         Section 1.32. EPA PERMIT. The term AEPA PERMIT@ has the meaning given that term in Section 4.23 of this AGREEMENT.

         Section 1.33. ERISA. The term AERISA@ means the Employee Retirement Income Security Act of 1974 and regulations issued thereunder, as amended from time to time and any successor statute.

         Section 1.34. ERISA AFFILIATE. The term AERISA AFFILIATE@ means, in relation to any PERSON, any trade or business (whether or not incorporated) which is a member of a group of which that PERSON is a member and which is under common control within the meaning of the regulations promulgated under Section 414 of the CODE.

         Section 1.35. ERISA LIABILITIES. The term AERISA LIABILITIES@ means the aggregate of all unfunded vested benefits under any employee pension benefit plan, within the meaning of Section 3(2) of ERISA, of either of the BORROWERS or any ERISA AFFILIATE of either of the BORROWERS under any plan covered by ERISA that is not a MULTIEMPLOYER PLAN and all potential withdrawal liabilities of either of the BORROWERS or any ERISA AFFILIATE under all MULTIEMPLOYER PLANS.

         Section 1.36. EVENT OF DEFAULT. The term AEVENT OF DEFAULT@ means any of the events set forth in Article 7 of this AGREEMENT, provided that any requirement for the giving of notice, the lapse of time, or both, or any other expressly stated condition, has been satisfied.

         Section 1.37. EXCESS AVAILABILITY. The term AEXCESS AVAILABILITY@ means, as of the date of determination by the LENDER, the excess, if any, of (a) the BORROWING BASE, over (b) the unpaid principal balance of the LOAN as of the close of business on such date. For purposes of calculating the BORROWERS' EXCESS AVAILABILITY, all of the BORROWERS' trade payables and outstanding INDEBTEDNESS, other than the unpaid principal balance of the LOAN, which remain unpaid more than thirty (30) days after the due date thereof shall, on the date of the determination of EXCESS AVAILABILITY, be deemed hypothetically to have been paid by the BORROWERS with an advance of proceeds of the LOAN, which hypothetical amount shall then be added to the actual unpaid principal balance of the LOAN as advanced on the date of determination.

         Section 1.38. FACILITIES. The term AFACILITIES@ means all real property and the improvements thereon used or occupied or leased by either of the BORROWERS or otherwise used at any time by either of the BORROWERS in the operation of its business or for the manufacture, storage, or location of any of the COLLATERAL.

         Section 1.39. FINOVA. The term AFINOVA@ means FINOVA Mezzanine Capital Inc., f/k/a Sirrom Capital Corporation, a Tennessee corporation.

         Section 1.40. FISCAL YEAR. The term AFISCAL YEAR@ means the fiscal year of each of the BORROWERS which is the twelve (12) month accounting period commencing July 1 and ending June 30 of each calendar year.

         Section 1.41. G.A.A.P. The term AG.A.A.P.@ means, with respect to any date of determination, generally accepted accounting principles as used by the Financial Accounting Standards Board and/or the American Institute of Certified Public Accountants consistently applied and maintained throughout the periods indicated.

         Section 1.42. GUARANTEED PENSION PLAN. The term AGUARANTEED PENSION PLAN@ means any pension plan maintained by either of the BORROWERS or an ERISA AFFILIATE of either of the BORROWERS, or to which either of the BORROWERS or an ERISA AFFILIATE contributes, some or all of the benefits under which are guaranteed by the United States Pension Benefit Guaranty Corporation.

         Section 1.43. GUARANTORS. The term AGUARANTORS@ means collectively Imtek Acquisition Corporation, a Maryland corporation; Imtek Capital Corporation, a Maryland corporation; Imtek Funding Corporation, a Maryland corporation; Imtek Office Solutions, Inc., a Delaware corporation; and Imtek Services Corporation, a Maryland corporation.

         Section 1.44. GUARANTY AGREEMENTS. The term AGUARANTY AGREEMENTS@ means collectively the Guaranty Agreements executed from time to time by the GUARANTORS for the benefit of the LENDER.

         Section 1.45. GUARANTY INDEBTEDNESS. The term AGUARANTY INDEBTEDNESS@ means any obligation, contingent or otherwise, of any referenced PERSON directly or indirectly guaranteeing any debt or obligation of any other PERSON and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such PERSON: (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such debt or obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise, other than agreements to purchase goods at an arm=s length price in the ordinary course of business); or (b) entered into for the purpose of assuring in any other manner the holder of such debt or obligation of the payment thereof or to protect such holder against loss in respect thereof (in whole or in part). The term GUARANTY INDEBTEDNESS shall not include endorsements for collection or deposit in the ordinary course of business.

         Section 1.46. INDEBTEDNESS. The term AINDEBTEDNESS@ means, as to any referenced PERSON (determined without duplication): (a) indebtedness of such PERSON for borrowed money (whether by loan or the issuance and sale of debt securities), or for the deferred purchase or acquisition price of property or services (other than accounts payable incurred in the ordinary course of business); (b) obligations of such PERSON in respect of letters of credit or similar instruments issued or accepted by financial institutions for the account of such PERSON (whether or not such obligations are contingent); (c) CAPITAL LEASE OBLIGATIONS of such PERSON; (d) obligations of such PERSON to redeem or otherwise retire equity interests in such PERSON; (e) indebtedness of others of the type described in clause (a), (b), (c) or (d) above secured by a lien on any of the property of such PERSON, whether or not the respective obligation so secured has been assumed by such PERSON; and (f) GUARANTY INDEBTEDNESS.

         Section 1.47. INSOLVENCY PROCEEDINGS. The term AINSOLVENCY PROCEEDINGS@ means, with respect to any referenced PERSON, any case or proceeding commenced by or against such PERSON, under any provision of the UNITED STATES BANKRUPTCY CODE, as amended, or under any other federal or state bankruptcy or insolvency law, or any assignments for the benefit of creditors, formal or informal moratoriums, receiverships, compositions or extensions with some or all creditors with respect to any indebtedness of such PERSON.

         Section 1.48. INTEREST EXPENSE. The term AINTEREST EXPENSE@ means for any period of determination, all interest paid or accrued by the referenced PERSON on any INDEBTEDNESS during such period.

         Section 1.49. INTEREST RATE PROTECTION AGREEMENT. The term AINTEREST RATE PROTECTION AGREEMENT@ means, with respect to any referenced PERSON, an interest rate swap, hedge, cap or collar agreement or similar arrangement between such PERSON and one or more financial institutions providing for the transfer or mitigation of interest risks either generally or under specific contingencies.

         Section 1.50. INVENTORY. The term AINVENTORY@ shall have the same meaning as provided to such term in the UNIFORM COMMERCIAL CODE - SECURED TRANSACTIONS, Title 9, COMMERCIAL LAW ARTICLE, ANNOTATED CODE OF MARYLAND, as amended, together with all of the BORROWERS= goods, merchandise, materials, raw materials, goods in process, finished goods, work in progress, bindings or component materials, packaging and shipping materials and other tangible or intangible personal property, now owned or hereafter acquired and held for sale or lease or furnished or to be furnished under contracts of service or which contribute to the finished products or the sale, promotion, storage and shipment thereof, whether located at facilities owned or leased by either of the BORROWERS, in the course of transport to or from ACCOUNT DEBTORS, used for demonstration, placed on consignment, or held at storage locations.

         Section 1.51. LAWS. The term ALAWS@ means all ordinances, statutes, rules, regulations, orders, injunctions, writs or decrees of any government or political subdivision or agency thereof, or any court or similar entity established by any thereof.

         Section 1.52. LENDER EXPENSES. The term ALENDER EXPENSES@ means the out-of-pocket expenses or costs incurred by the LENDER arising out of, pertaining to, or in any way connected with this AGREEMENT, any of the other LOAN DOCUMENTS or the OBLIGATIONS, or any documents executed in connection herewith or transactions hereunder. The term ALENDER EXPENSES@ shall include, without limitation: (a) the costs or expenses required to be paid by either or both of the BORROWERS pursuant to this AGREEMENT or any of the LOAN DOCUMENT;
(b) taxes and insurance premiums advanced or otherwise paid by the LENDER in connection with the COLLATERAL or on behalf of either or both of the BORROWERS;
(c) filing, recording, title insurance, environmental and consulting fees, audit fees, search fees and other expenses paid or incurred by the LENDER in connection with the LENDER=S transactions with either or both of the BORROWERS;
(d) costs and expenses incurred by the LENDER in the collection of the ACCOUNTS (with or without the institution of legal action), or to enforce any provision of this AGREEMENT, or in gaining possession of, maintaining, handling, evaluating, preserving, storing, shipping, selling, preparing for sale and/or advertising to sell the COLLATERAL or any other property of either of the BORROWERS whether or not a sale is consummated; (e) costs and expenses of litigation incurred by the LENDER, or any participant of the LENDER in any of the OBLIGATIONS, in enforcing or defending this AGREEMENT or any portion hereof or in collecting any of the OBLIGATIONS; (f) reasonable attorneys= fees and expenses incurred by the LENDER in obtaining advice or the services of its attorneys with respect to the structuring, drafting, negotiating, reviewing, amending, terminating, enforcing or defending of this AGREEMENT, or any portion hereof or any agreement or matter related hereto, whether or not litigation is instituted; and (g) travel expenses related to any of the foregoing.

         Section 1.53. LETTERS OF CREDIT. The term ALETTERS OF CREDIT@ means collectively letters of credit issued from time to time by the LENDER for the account or benefit of either or both of the BORROWERS.

         Section 1.54. LIABILITIES. The term ALIABILITIES@ means, as to any referenced PERSON, liabilities of such PERSON which are or should be reflected on a balance sheet of such PERSON prepared in accordance with G.A.A.P. and shall include all INDEBTEDNESS.

         Section 1.55. LOAN. The term ALOAN@ means the revolving credit facility extended by the LENDER to the BORROWERS as co-obligors in accordance with the terms set forth in this AGREEMENT.

         Section 1.56. LOAN DOCUMENTS. The term ALOAN DOCUMENTS@ means all agreements, instruments and documents, including without limitation each document listed as a ALoan Document@ on a Closing Index of even date herewith, together with all other loan agreements (including without limitation this AGREEMENT), notes (including without limitation the NOTE), guarantees, subordination agreements, intercreditor agreements, pledges, affidavits, powers of attorney, consents, assignments, landlord and mortgage waivers, opinions, collateral assignments, reimbursement agreements, contracts, notices, leases, financing statements, mortgages, deeds of trusts, assignments of rents or contract proceeds, intellectual property security agreements, pledges, letter of credit applications, INTEREST RATE PROTECTION AGREEMENTS, and all other written matter, whether heretofore, now or hereafter executed by or on behalf of either or both of the BORROWERS, any of the GUARANTORS, or by any other PERSON in connection with any of the OBLIGATIONS.

         Section 1.57. LOCK BOX. The term ALOCK BOX@ has the meaning given that term in Section 3.5 of this AGREEMENT.

         Section 1.58. MATERIAL ADVERSE EVENT. The term AMATERIAL ADVERSE EVENT@ means the occurrence of any event, condition, or omission which the LENDER in the good faith reasonable exercise of the LENDER=S discretion determines could be expected to have a material adverse effect upon: (a) the condition (financial or otherwise), results of operations, properties, assets, liabilities (including, without limitation, tax liabilities, liabilities under ENVIRONMENTAL LAWS, and ERISA LIABILITIES), businesses, operations, capitalization, equity, licenses, franchises or prospects of either of the BORROWERS or of any of the GUARANTORS; (b) the ability of either of the BORROWERS or of any of the GUARANTORS to perform any of the OBLIGATIONS when and as required by the terms of the LOAN DOCUMENTS; (c) the rights and remedies of the LENDER as provided by the LOAN DOCUMENTS; or (d) the value, condition, use, or availability of the COLLATERAL or upon any of the LENDER=S liens and security interests securing the OBLIGATIONS.

         Section 1.59. MAXIMUM LOAN AMOUNT. The term AMAXIMUM LOAN AMOUNT@ means the LESSER of the BORROWING BASE or the DOLLAR CAP.

         Section 1.60. MULTIEMPLOYER PLAN. The term AMULTIEMPLOYER PLAN@ means a Amultiemployer plan@ as defined in Section 4001(a)(3) of ERISA which is maintained for employees of the BORROWERS, or any ERISA AFFILIATE of the BORROWERS.

         Section 1.61. NET WORTH. The term ANET WORTH@ means the shareholders' equity, as determined in accordance with G.A.A.P., of the referenced corporate entity.

         Section 1.62. NOTE. The term ANOTE@ means the Revolving Loan Promissory Note of even date herewith from the BORROWERS as co-makers thereof which is payable to the order of the LENDER in the stated principal amount of Ten Million Dollars ($10,000,000).

         Section 1.63. OBLIGATIONS. The term AOBLIGATIONS@ means collectively all of the obligations of each of the BORROWERS to pay to the LENDER: (a) sums due to the LENDER arising out of or in connection with the LOAN or otherwise pursuant to the terms of the LOAN DOCUMENTS; (b) indemnification obligations owed by either or both of the BORROWERS to the LENDER in accordance with the terms of the LOAN DOCUMENTS; (c) LENDER EXPENSES; (d) overdrafts of either of the BORROWERS upon any accounts with the LENDER; (e) payments, duties or obligations owed to the LENDER arising from or with respect to INTEREST RATE PROTECTION AGREEMENTS, foreign exchange facilities or currency transactions, existing or arising from time to time; (f) any sums owed to the LENDER arising out of or relating to any LETTERS OF CREDIT including, without limitation, all reimbursement and indemnification obligations, and obligations to pay fees; (g) all duties of payment and performance owed to the LENDER in connection with any guaranties; (h) all other indebtedness or liability of either of the BORROWERS to the LENDER, whether direct or indirect, joint or several, absolute or contingent, contemplated or not presently contemplated, now existing or hereafter arising; and (i) any indebtedness or liability which may exist or arise as a result of any payment made by or for the benefit of either of the BORROWERS being avoided or set aside for any reason including, without limitation, any payment being avoided as a preference under Sections 547 and 550 of the UNITED STATES BANKRUPTCY CODE, as amended, or under any state law governing insolvency or creditors= rights.

         Section 1.64. PERMITTED LIENS. The term APERMITTED LIENS@ means: (a) liens for taxes, assessments, or similar charges incurred in the ordinary course of business that are not yet due and payable; (b) liens in favor of the LENDER;
(c) any existing liens specifically described on Schedule 1.64 hereof; (d) any lien on specifically allocated money or securities to secure payments under workmen=s compensation, unemployment insurance, social security and other similar LAWS, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations or appeal bonds, or to secure indemnity, performance or other similar bonds in the ordinary course of business; (e) purchase money security interests for the acquisition of equipment to be used in the ordinary course of the BORROWERS' and GUARANTORS' businesses in an aggregate amount outstanding not to exceed Two Hundred Fifty Thousand Dollars ($250,000.00), and provided that such liens extend only to the equipment being financed and not to any of the other assets of the BORROWERS or of any of the GUARANTORS; and (f) subsequently arising liens which are expressly approved in advance of the creation of any such liens by the LENDER in writing.

         Section 1.65. PERSON. The term APERSON@ means any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, estate, unincorporated organization, joint venture, court, government or political subdivision or agency thereof, or other legal entity.

         Section 1.66. QUALIFIED PURCHASE ORDER. The term AQUALIFIED PURCHASE ORDER@ means a purchase order from a BORROWER to a vender of new equipment to be sold by the vender to a BORROWER in the ordinary course of the vender's business with respect to which: (a) the subject equipment has been unconditionally ordered by a customer of the BORROWER pursuant to a bona fide written purchase order or other written agreement; (b) the BORROWER has written evidence that it has paid the vender of the equipment in full; (c) the BORROWER has the absolute and unconditional right to receive immediate delivery of the equipment, free and clear of all liens other than liens for the benefit of the LENDER, without any conditions to be satisfied; (d) the equipment is in the process of being shipped to the BORROWER; and (e) the purchase order from the BORROWER to the vender has not been in existence for more than thirty (30) days.

         Section 1.67. RECEIVABLES. The term ARECEIVABLES@ means all of the ACCOUNTS, INSTRUMENTS, DOCUMENTS, GENERAL INTANGIBLES, CHATTEL PAPER, notes, notes receivable, drafts, acceptances, and choses in action, of either or both of the BORROWERS, now existing or hereafter created or acquired, and all proceeds and products thereof, and all rights thereto, arising from the sale or lease of or the providing of INVENTORY, GOODS, or services by either of the BORROWERS to ACCOUNT DEBTORS, as well as all other rights, contingent or non-contingent, of any kind of either of the BORROWERS to receive payment, benefit, or credit from any PERSON.

         Section 1.68. RECORDS. The term ARECORDS@ means correspondence, memoranda, tapes, discs, papers, books and other documents, or transcribed information of any type, whether expressed in ordinary, computer or machine language.

         Section 1.69. REGULATED SUBSTANCE. The term AREGULATED SUBSTANCE@ means any substance which, pursuant to any ENVIRONMENTAL LAW, is identified as a hazardous substance (or other term having similar import) or is otherwise subject to special requirements in connection with the use, storage, transportation, disposition or other handling thereof.

         Section 1.70. RELEASE. The term ARELEASE@ means a Arelease@ as defined in Section 101(22) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as now or hereafter amended.

         Section 1.71. RESTRICTED PAYMENT. The term ARESTRICTED PAYMENT@ means collectively: (a) any dividend or other payment or distribution, direct or indirect, on account of any equity interest in either of the BORROWERS now or hereafter outstanding, except a dividend or distribution payable solely in the same class or type of equity interest to the holders of that class or type; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, by either of the BORROWERS of any equity interest in either of the BORROWERS now or hereafter outstanding; (c) any payment made by either of the BORROWERS to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire equity interests in either of the BORROWERS now or hereafter outstanding; or (d) any payment by either of the BORROWERS of any management, consulting or similar fees which are not salary payments in amounts comparable to sums paid in the marketplace for similar services to unrelated employees for services actually performed.

         Section 1.72. SOLVENT. The term ASOLVENT@ means, as to any referenced PERSON, that such PERSON at the time of determination: (a) owns assets whose fair saleable aggregate value is greater than the amount required to pay all of its liabilities; (b) is able to pay all of its liabilities as such liabilities mature; and (c) has paid in and unimpaired capital sufficient to carry on its business and transactions and all business and transactions in which it engages or is about to engage.

         Section 1.73. SUBORDINATED DEBT. The term ASUBORDINATED DEBT@ means the INDEBTEDNESS of either or both of the BORROWERS to any PERSON which is expressly subordinated to the repayment and enforcement of the OBLIGATIONS pursuant to a written agreement acceptable to the LENDER, including without limitation the INDEBTEDNESS owed by the BORROWERS to SIRROM which is subordinated to the repayment and performance of the OBLIGATIONS in accordance with the Subordination And Intercreditor Agreement between the LENDER and SIRROM.

         Section 1.74. SUBSIDIARY. The term ASUBSIDIARY@ means, with respect to any PERSON, any other PERSON of which securities or other ownership interests representing an aggregate of fifty percent (50%) of more of the equity or the ordinary voting power are, at the time as of which any determination is being made, owned or controlled directly, or indirectly through one or more intermediaries, by such PERSON.

         Section 1.75. TERMINATION EVENT. The term ATERMINATION EVENT@ means:
(a) a AReportable Event@ described in Section 4043 of ERISA and the regulations issued thereunder, but not including any such event for which the 30-day notice requirement has been waived by applicable regulation; (b) the withdrawal of either of the BORROWERS or an ERISA AFFILIATE of either of the BORROWERS from a GUARANTEED PENSION PLAN during a plan year in which it was a Asubstantial employer@ as defined in Section 4001(a)(2) of ERISA; (c) the filing of a notice of intent to terminate a GUARANTEED PENSION PLAN or the treatment of a GUARANTEED PENSION PLAN amendment as a termination under Section 4041 of ERISA;
(d) the institution of proceedings to terminate a GUARANTEED PENSION PLAN by the Pension Benefit Guaranty Corporation; (e) the withdrawal or partial withdrawal of either of the BORROWERS or an ERISA AFFILIATE of either of the BORROWERS from a MULTIEMPLOYER PLAN; or (f) any other event or condition which might reasonably be expected to constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any GUARANTEED PENSION PLAN.

         Section 1.76. TOTAL FUNDED INDEBTEDNESS. The term ATOTAL FUNDED INDEBTEDNESS@ means: (a) the sum of all indebtedness for borrowed money; PLUS
(b) all CAPITAL LEASE OBLIGATIONS, but excluding trade indebtedness arising in the ordinary course of business and other normal accruals incurred in the ordinary course of business, all as determined in accordance with G.A.A.P.


                                    ARTICLE 2
                                TERMS OF THE LOAN

         Section 2.1. AGREEMENT TO EXTEND THE LOAN. Subject to the terms and conditions stated herein, the LENDER agrees to extend the LOAN to the

BORROWERS as joint and several co-obligors. The LENDER shall advance proceeds of the LOAN to the BORROWERS by depositing into the COMMERCIAL ACCOUNT or in accordance with such other procedures as may be agreed to between the LENDER and the BORROWERS, such proceeds of the LOAN as the BORROWERS may request, provided that the aggregate outstanding principal balance of the LOAN shall never exceed at any time the MAXIMUM LOAN AMOUNT. The BORROWERS shall not request or permit any advance of proceeds of the LOAN which would cause the aggregate amount of advances made to or for the BORROWERS and outstanding under the LOAN DOCUMENTS to exceed the MAXIMUM LOAN AMOUNT. In the event that the principal balance outstanding under the LOAN ever exceeds the MAXIMUM LOAN AMOUNT, the BORROWERS shall immediately, upon the demand of the LENDER, reduce the principal balance of the LOAN to an amount which is not in excess of the MAXIMUM LOAN AMOUNT. Any termination of the LOAN by the LENDER shall relieve the LENDER of the LENDER=S obligation to lend money or to make financial accommodations to or for either or both of the BORROWERS and the BORROWERS= accounts, and shall in no way release, terminate, discharge or excuse either of the BORROWERS from its absolute duty to pay or perform the OBLIGATIONS.

                  Section 2.1.1. CONDITIONS PRECEDENT TO EACH ADVANCE. The obligation of the LENDER to make any advances under the LOAN, including the initial advance, shall be subject to each of the following conditions precedent:

                           a. EXCESS AVAILABILITY. The BORROWERS shall have
EXCESS AVAILABILITY as of the date of CLOSING of not less than One Million Dollars ($1,000,000), after giving effect to all advances of proceeds of the LOAN on such date.

                           b. NO DEFAULTS OR EVENTS OF DEFAULT. No event shall
have occurred on or prior to such date and be continuing on such date, and no condition shall exist on such date, which constitutes a DEFAULT or EVENT OF DEFAULT.

                           c. CONTINUING ACCURACY OF REPRESENTATIONS AND
WARRANTIES. Each of the representations and warranties made by or on behalf of the BORROWERS or by the GUARANTORS to the LENDER in the LOAN DOCUMENTS shall be true and correct in all material respects when made and shall be deemed to be repeated as true, accurate and complete as of the date of the BORROWERS= request for each advance.

                           d. RECEIPT OF REPORTS. The LENDER shall be in receipt
of all reports, financial statements, financial information and financial disclosures required by the LOAN DOCUMENTS, except to the extent that the LENDER has waived the receipt thereof.

                           e. NO ILLEGALITIES. It shall not be unlawful for the
LENDER to perform any of the agreements or obligations imposed upon the LENDER by any of the LOAN DOCUMENTS or for either of the BORROWERS or the GUARANTORS to perform any of their respective agreements or obligations as provided by the LOAN DOCUMENTS.

                           f. MERGER OF BORROWERS. BARBERA shall have merged
with ACQUISITION and ACQUISITION shall have merged with IMTEK prior to August 31,

1999, with IMTEK being the sole surviving entity of such mergers. As a result of such mergers, IMTEK shall have acquired all of the assets of ACQUISITION and BARBERA and shall have assumed all of the LIABILITIES of ACQUISITION and BARBERA, including without limitation BARBERA'S duties to pay and perform the OBLIGATIONS.

                           g. NO MATERIAL ADVERSE EVENT. No MATERIAL ADVERSE
EVENT shall have occurred and be then continuing.

                  Section 2.1.2. INTEREST AND LENDER=S RECORDS. All sums advanced under the LOAN shall be evidenced by, and shall be repaid with interest in accordance with, the provisions of the NOTE, the terms and conditions of which are incorporated herein by reference. The date and amounts of each advance made by the LENDER and each payment made by either of the BORROWERS shall be recorded by the LENDER on the books and records of the LENDER, but any failure to record such dates or amounts shall not relieve either of the BORROWERS of its duties and obligations under the LOAN DOCUMENTS. Interest accrued upon the LOAN shall be computed on outstanding balances as reflected on the LENDER=S books and records.

                  Section 2.1.3. COMMITMENT FEE. For each calendar month or portion thereof during which the LOAN is in existence and has not been terminated, until the termination of the LOAN, the BORROWERS shall pay to the LENDER a commitment fee of one-half percent (1/2%) per annum on that sum obtained by subtracting the greater of Five Million Dollars ($5,000,000) or the average daily disbursed principal balance of the LOAN during such calendar quarter or portion thereof from the DOLLAR CAP. The commitment fee shall be payable monthly in arrears, on the first day of each succeeding month or on the last day of a portion of a month commencing with the first of such payments to be made on August 1, 1999. The commitment fee is not to be considered a fee being paid by the BORROWERS to the LENDER as an inducement to the LENDER to make advances, nor shall it be considered to modify or limit the ability of the LENDER to terminate in accordance with the provisions of this AGREEMENT the ability of the BORROWERS to borrow under the LOAN, but is instead intended as part of the compensation which is earned by the LENDER for agreeing to provide the LOAN in accordance with the terms of the LOAN DOCUMENTS.

                  Section 2.1.4. FACILITY FEE. The BORROWERS shall pay to the LENDER on or before CLOSING a non-refundable and unconditional facility fee of Fifty Thousand Dollars ($50,000), which shall be the absolute property of the LENDER upon payment. The facility fee shall not be considered to be a payment of any of the LENDER=S expenses incurred in connection with the LOAN and shall be paid independent of the amount of proceeds of the LOAN ultimately advanced to the BORROWERS, even if that amount is less than the stated principal amount of the LOAN.

                  Section 2.1.5. TERMINATION FEE. If this AGREEMENT or the LOAN is terminated prior to July 1, 2002 for any reason other than the sale of all of the stock or all of the assets of IMTEK, including, in the sole discretion of the LENDER, if an effective termination results from the actions of the BORROWERS in electing to not borrow proceeds of the LOAN for any extended period of time, the BORROWERS agree to pay to the LENDER, as a termination fee, in addition to the payment of all other INDEBTEDNESS owing by the

BORROWERS, an amount equal to: (i) two percent (2%) of the DOLLAR CAP if this AGREEMENT is terminated prior to July 1, 2000; (ii) one percent (1%) of the DOLLAR CAP if this AGREEMENT is terminated on or before July 1, 2000 but prior to July 1, 2001; and (iii) one percent (1%) of the DOLLAR CAP if this AGREEMENT is terminated on or after July 1, 2001 but prior to July 1, 2002. In light of the difficulty of accurately calculating actual damages arising out of any early termination, the LENDER and the BORROWERS have agreed that the termination fee provided for above is a reasonable estimate of the actual damages that would be incurred by the LENDER as a result of an early termination.

                  Section 2.1.6. TERM. All sums due under the LOAN shall be paid in full on July 1, 2002.

                  Section 2.1.7. PURPOSE. The proceeds of the LOAN shall be used by the BORROWERS solely for refinancing an existing revolving credit facility to Mercantile-Safe Deposit And Trust Company and for funding the general working capital needs of the BORROWERS.

         Section 2.2. LETTERS OF CREDIT.

                  Section 2.2.1. ISSUANCE OF LETTERS OF CREDIT. The LENDER may in its discretion issue LETTERS OF CREDIT as requested by either of the BORROWERS, provided that no DEFAULT or EVENT OF DEFAULT has occurred and is continuing and provided that the aggregate amount of all LETTERS OF CREDIT issued and outstanding and any reimbursement obligations owed to the LENDER arising out of any LETTERS OF CREDIT do not exceed Five Hundred Thousand Dollars ($500,000.00). No LETTER OF CREDIT shall have an expiry date which occurs after July 1, 2002. Any amounts paid by the LENDER in connection with any LETTER OF CREDIT shall be treated as an advance of proceeds of the LOAN, shall be secured by all of the COLLATERAL, and shall bear interest (including the default rate of interest) and be payable at the same rate and in the same manner as the LOAN.

                  Section 2.2.2. RIGHTS AND REMEDIES OF THE LENDER. In the event that, coincident with or subsequent to the occurrence of, and during the continuance of, a DEFAULT or an EVENT OF DEFAULT, the LENDER becomes aware of the possibility of a draw, or enforcement of the LENDER's obligations, under a LETTER OF CREDIT, the LENDER, at its option, may, but shall not be required to, pay the obligations to the beneficiary or holder of such LETTER OF CREDIT directly to such beneficiary or holder, and, in such event, the amount of any such payment made by the LENDER shall be treated for all purposes and shall have the same force and effect as if such amount had been loaned by the LENDER to the BORROWERS as an advance of proceeds of the LOAN, shall be secured by all of the COLLATERAL and shall bear interest and be payable at the same rate (including the default rate of interest) and in the same manner as the LOAN. If any LETTER OF CREDIT is drawn upon to discharge any obligation of either of the BORROWERS to the beneficiary of such LETTER OF CREDIT, in whole or in part, the LENDER shall be fully subrogated to the rights of such beneficiary with respect to the obligations owed by such BORROWER to such beneficiary discharged with the proceeds of the LETTER OF CREDIT.

                  Section 2.2.3. INDEMNIFICATION. The BORROWERS jointly and severally and unconditionally and irrevocably agree to indemnify the LENDER and to hold the LENDER harmless from any and all losses, claims or liabilities arising from any transactions or occurrences relating to LETTERS OF CREDIT issued, established, opened or accepted for the account of either of the BORROWERS, and any drafts or acceptances thereunder, and all OBLIGATIONS incurred in connection therewith, other than losses, claims or liabilities arising from the gross negligence or wanton misconduct of the LENDER.

                  Section 2.2.4. REIMBURSEMENT OBLIGATIONS. The BORROWERS jointly and severally agree to reimburse the LENDER on the day of drawing (or upon such later date as either or both of the BORROWERS receives notice of the payment of the presented draft by the LENDER) upon any LETTER OF CREDIT (either with the proceeds of the LOAN obtained hereunder or otherwise) in same day funds in the amount of the drawing. If the BORROWERS fail to reimburse the LENDER as provided herein or as provided in any separate letter of credit application agreements or other LOAN DOCUMENTS, the unreimbursed amount of such drawing shall bear interest at a per annum rate equal to the highest interest rate (including the default rate of interest) applicable to the LOAN. The BORROWERS' reimbursement obligations hereunder shall be absolute and unconditional under all circumstances irrespective of any rights of set-off, counterclaim or defense to payment either of the BORROWERS may claim or have against the LENDER, the beneficiary of the LETTER OF CREDIT or any other PERSON, including, without limitation, any defense based on any failure of either of the BORROWERS to receive consideration or the legality, validity, regularity or unenforceability of the LETTER OF CREDIT or any irregularities in the presentment of the draft presented upon the LETTER OF CREDIT.

                  Section 2.2.5. FEES, CHARGES AND OTHER TERMS. The BORROWERS jointly and severally agree to pay to the LENDER such issuance, amendment, extension and other fees as the LENDER quotes from time to time with respect to each LETTER OF CREDIT, and shall execute such applications, reimbursement agreements, or other documents as the LENDER requires from time to time with respect to the issuance, extension, amendment, or any other requested or required action concerning a LETTER OF CREDIT.

         Section 2.3. CAPITAL ADEQUACY. If the LENDER determines at any time that the adoption or implementation of any CAPITAL ADEQUACY REQUIREMENT, or the compliance therewith by the LENDER or any corporation or other PERSON controlling the LENDER, affects the amount of capital to be maintained by the LENDER or any PERSON controlling the LENDER as a result of its obligations hereunder, or reduces the effective rate of return on the LENDER=S or such controlling PERSON'S capital to a level below that which the LENDER or such controlling PERSON would have achieved but for such CAPITAL ADEQUACY REQUIREMENT as a consequence of its obligations hereunder (taking into consideration the LENDER=S or such controlling PERSON'S policies with respect to capital adequacy), then after submission by the LENDER to the BORROWERS of a written request therefor and a statement of the basis for such determination, the BORROWERS shall pay to the LENDER such additional amounts as will compensate the LENDER or the controlling PERSON for the cost of maintaining the increased capital or for the reduction in the rate of return on capital, together with interest thereon at the highest rate of interest then in effect under the NOTE from the date the LENDER requests such additional amounts until those amounts are paid in full.

         Section 2.4. PAYMENTS. All payments received by the LENDER which are to be applied to reduce the OBLIGATIONS shall be credited to the balances due from either or both of the BORROWERS pursuant to the normal and customary practices of the LENDER, but shall be provisional and shall not be considered final unless and until such payment is not subject to avoidance under any provision of the UNITED STATES BANKRUPTCY CODE, as amended, including Sections 547 and 550, or any state law governing insolvency or creditors= rights. If any payment is avoided or set aside under any provision of the UNITED STATES BANKRUPTCY CODE, including Sections 547 and 550, or any state law governing insolvency or creditors= rights, the payment shall be considered not to have been made for all purposes of this AGREEMENT and the LENDER shall adjust its records to reflect the fact that the avoided payment was not made and has not been credited against the OBLIGATIONS.

         Section 2.5. ADVANCEMENTS. If either of the BORROWERS fails to perform any of its agreements or covenants contained in this AGREEMENT or if either of the BORROWERS fails to protect or preserve the COLLATERAL or the status and priority of the security interest of the LENDER in the COLLATERAL, the LENDER may make advances to perform the same on behalf of such BORROWER to protect or preserve the COLLATERAL or the status and priority of the security interest of the LENDER in the COLLATERAL, and all sums so advanced shall immediately upon advance become secured by the security interests granted in this AGREEMENT, and shall become part of the principal amount owed to the LENDER with interest to be assessed at the applicable rate thereon and subject to the terms and provisions of this AGREEMENT and all of the LOAN DOCUMENTS. The BORROWERS shall repay on demand all sums so advanced on any BORROWER'S behalf, plus all expenses or costs incurred by the LENDER, including reasonable legal fees, with interest thereon at the highest rate authorized in any of the NOTE. The provisions of this Section shall not be construed to prevent the institution of the rights and remedies of the LENDER upon the occurrence of an EVENT OF DEFAULT. The authorization contained in this Section is not intended to impose any duty or obligation on the LENDER to perform any action or make any advancement on behalf of either or both of the BORROWERS and is intended to be for the sole benefit and protection of the LENDER.

         Section 2.6. CROSS-GUARANTY; WAIVER OF SURETYSHIP DEFENSES; SUBORDINATION.

                  Section 2.6.1. CROSS-GUARANTY. Each BORROWER guarantees to the LENDER the payment in full of all of the OBLIGATIONS of the other BORROWER and further guarantees the due performance by the other BORROWER of its respective duties and covenants made in favor of the LENDER hereunder and under the other LOAN DOCUMENTS. Each BORROWER agrees that neither this cross guaranty nor the joint and several liability of the BORROWERS provided in this AGREEMENT nor the LENDER's liens and rights in any of the COLLATERAL shall be impaired or affected by any modification, supplement, extension or amendment of any contract or agreement to which the parties hereto may hereafter agree, nor by any modification, release or other alteration of any of the rights of the LENDER with respect to any of the COLLATERAL, nor by any delay, extension of time, renewal, compromise or other indulgence granted by the LENDER with respect to any of the OBLIGATIONS, nor by any other agreements or arrangements whatever with the other BORROWER or with any other PERSON, each BORROWER hereby waiving all notice of any such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consenting to be bound thereby as fully and effectively as if it had expressly agreed thereto in advance. The liability of each BORROWER hereunder is direct and unconditional as to all of the OBLIGATIONS, and may be enforced without requiring the LENDER first to resort to any other right, remedy or security.

                  Section 2.6.2. POSTPONEMENT OF SUBROGATION. Until all of the OBLIGATIONS are paid in full, no BORROWER shall have any right of subrogation, reimbursement or indemnity whatsoever, nor any right of recourse to security for any of the OBLIGATIONS, and nothing shall discharge or satisfy the liability of a BORROWER hereunder, until the full, final and absolute payment and performance of all of the OBLIGATIONS at any time after all commitments of the LENDER under this AGREEMENT are terminated. Any and all present and future debts and obligations of each BORROWER to each other BORROWER are hereby waived and postponed in favor of and subordinated to the full payment and performance of all present and future OBLIGATIONS.

                  Section 2.6.3. SUBORDINATION. Each BORROWER hereby subordinates any claims (other than claims evidenced by notes which have been assigned and delivered to the LENDER), including, without limitation, any other right of payment, subrogation, contribution and indemnity that it may have from or against the other BORROWER, and any successor or assign of the other BORROWER, including, without limitation, any trustee, receiver or debtor-in-possession, howsoever arising, due or owing and whether heretofore, now or hereafter existing, to all of the OBLIGATIONS of the other BORROWER to the LENDER.

                  Section 2.6.4. JOINT AND SEVERAL LIABILITY; APPOINTMENT OF AGENT. Notwithstanding anything to the contrary contained herein, the BORROWERS shall be jointly and severally liable to the LENDER for all OBLIGATIONS, regardless of whether such OBLIGATIONS arise as a result of credit extensions to one BORROWER, it being stipulated and agreed that the LOAN, the LETTERS OF CREDIT, and all of the credit extensions hereunder to one BORROWER inure to the benefit of both BORROWERS, and that the LENDER is relying on the joint and several liability of the BORROWERS in extending the LOAN and in issuing any of the LETTERS OF CREDIT and in providing credit hereunder. To facilitate the administration of the LOAN, BARBERA hereby irrevocably appoints IMTEK as its true and lawful agent and attorney-in-fact with full power and authority to execute, deliver and acknowledge, as appropriate, all LOAN DOCUMENTS or certificates from time to time deemed necessary or appropriate by the LENDER in connection with the LOAN, any LETTERS OF CREDIT, or the issuance or administration of any of the other OBLIGATIONS. This power-of-attorney is coupled with an interest and cannot be revoked, modified or amended without the prior written consent of the LENDER. Upon the request of the LENDER, BARBERA shall execute, acknowledge and deliver to the LENDER a form of power of attorney confirming and restating the power-of-attorney granted herein.

                                    ARTICLE 3
                          SECURITY FOR THE OBLIGATIONS

         The payment, performance and satisfaction of the OBLIGATIONS shall be secured by the following assurances of payment and security.

         Section 3.1. GRANT OF SECURITY INTEREST. In order to secure the repayment and performance of all OBLIGATIONS, both currently existing and arising in the future, each of the BORROWERS grants to the LENDER an immediate and continuing security interest in and to the COLLATERAL. Each of the BORROWERS further pledges, hypothecates and grants to the LENDER a continuing security interest in and to, all amounts that may be owing at any time and from time to time by the LENDER to either of the BORROWERS in any capacity, including but not limited to any balance or share belonging to either of the BORROWERS of any deposit or other account with the LENDER, which security interest shall be independent of and in addition to any right of set-off to which the LENDER may be entitled. The LENDER shall have the right to require either or both of the BORROWERS to pledge and grant a security interest to the LENDER in such additional security as the LENDER may request from time to time in the event that the LENDER deems itself to be insecure.

         Section 3.2. PROCEEDS AND PRODUCTS. The LENDER=S security interests provided for herein shall apply to the proceeds, including but not limited to insurance proceeds, and the products of the COLLATERAL.

         Section 3.3. PRIORITY OF SECURITY INTERESTS. Each of the security interests, pledges, and liens granted by each of the BORROWERS to the LENDER pursuant to any of the LOAN DOCUMENTS shall be perfected first priority security interests, pledges, and liens.

         Section 3.4. FUTURE ADVANCES. The security interests, liens, and pledges granted by each of the BORROWERS to the LENDER pursuant to the LOAN DOCUMENTS shall secure all current and all future advances made by the LENDER to the BORROWERS, or for the account or benefit of either of the BORROWERS, and the LENDER may advance or readvance upon repayment by either of the BORROWERS all or any portion of the sums loaned to the BORROWERS and any such advance or readvance shall be fully secured by the security interests, liens, and pledges created by the LOAN DOCUMENTS.

         Section 3.5. RECEIVABLE COLLECTIONS. Each of the BORROWERS shall deposit into the COMMERCIAL ACCOUNT, immediately upon receipt thereof, all cash, checks, drafts, and other instruments for the payment of money, properly endorsed, which have been received by it in full or partial payment of any RECEIVABLE; provided, each of the BORROWERS shall, if requested in writing by the LENDER at any time during any continuing DEFAULT or EVENT OF DEFAULT, deposit or cause to be deposited into the COLLECTION ACCOUNT all of such items of payment immediately upon receipt thereof. Prior to any such deposit by either of the BORROWERS into either the COMMERCIAL ACCOUNT or the COLLECTION ACCOUNT, as the case may be, neither of the BORROWERS will commingle such items of payment with any of its other funds or property but will hold them separate and apart. Upon the written request of the LENDER during any continuing DEFAULT or EVENT OF DEFAULT, each of the BORROWERS shall instruct all of its ACCOUNT DEBTORS to make all payments on is

RECEIVABLES to a post office box in which the LENDER alone shall have sole access (ALOCK BOX@). If payment of either BORROWER'S RECEIVABLES is paid into the LOCK BOX the LENDER shall, on each BUSINESS DAY, withdraw the items of payment from the LOCK BOX and deposit them into either the COLLECTION ACCOUNT or the COMMERCIAL ACCOUNT, as determined by the LENDER. The LENDER, from time to time, shall apply all of the collected funds held in the COLLECTION ACCOUNT toward payment of all or any part of the OBLIGATIONS, whether or not then due, in such order of application as the LENDER may determine. The LENDER shall have no obligation to provide any provisional or other credit for any deposited funds which are not collected funds free of any rights of return.

         Section 3.6. COLLECTION OF RECEIVABLES BY LENDER. The LENDER shall have the right during any continuing DEFAULT or EVENT OF DEFAULT to send notices of assignment or notices of the LENDER=S security interest to any and all ACCOUNT DEBTORS or any third party holding or otherwise concerned with any of the COLLATERAL, and thereafter the LENDER shall have the sole right to collect the RECEIVABLES and to take possession of the COLLATERAL and RECORDS relating thereto. All of the LENDER=S collection expenses shall be charged to the BORROWERS' accounts and added to the OBLIGATIONS. During any continuing DEFAULT or EVENT OF DEFAULT the LENDER shall have the right to receive, indorse, assign and deliver in the LENDER=S name or either of the BORROWER'S name any and all checks, drafts and other instruments for the payment of money relating to the RECEIVABLES, and each of the BORROWERS hereby waives notice of presentment, protest and non-payment of any instrument so endorsed. If the LENDER is collecting the RECEIVABLES, each of the BORROWERS hereby constitutes the LENDER or the LENDER=S designee as its attorney-in-fact with power with respect to the
RECEIVABLES: (a) to indorse its name upon all notes, acceptances, checks, drafts, money orders or other evidences of payment of COLLATERAL that may come into the LENDER=S possession; (b) to sign its name on any invoices relating to any of the RECEIVABLES, drafts against ACCOUNT DEBTORS, assignments and verifications of RECEIVABLES and notices to ACCOUNT DEBTORS; (c) to send verifications of RECEIVABLES to any ACCOUNT DEBTOR; (d) to notify the Post Office to change the address for delivery of mail addressed to it to such address as the LENDER may designate; (e) to receive and open all mail addressed to it and to remove therefrom all cash, checks, drafts and other payments of money; and (f) to do all other acts and things necessary, proper, or convenient to carry out the terms and conditions and purposes and intent of this AGREEMENT. All acts of such attorney or designee are hereby ratified and approved, and such attorney or designee shall not be liable for any acts of omission or commission, nor for any error of judgment or mistake of fact or law in accordance with this AGREEMENT, with the exception of acts arising from actual fraud or gross and wanton negligence. The power of attorney hereby granted, being coupled with an interest, is irrevocable while any of the OBLIGATIONS remain unpaid. If the LENDER is collecting RECEIVABLES in accordance with the terms of this Section, the LENDER, without notice to or consent from either of the BORROWERS, may sue upon or otherwise collect, extend the time of payment of or compromise or settle for cash, credit or otherwise upon any terms, any of the RECEIVABLES or any securities, instruments or insurances applicable thereto or release the obligor thereon. If the LENDER is collecting RECEIVABLES in accordance with the terms of this Section, the LENDER is authorized and empowered to accept the return of the goods represented by any of the RECEIVABLES, without notice to or consent by either of the BORROWERS, all without discharging or in any way affecting the liability of either of the BORROWERS under the LOAN DOCUMENTS. The LENDER does not, by anything herein or in any assignment or otherwise, assume any of the obligations of either of the BORROWERS under any contract or agreement assigned to the LENDER, and the LENDER shall not be responsible in any way for the performance by either of the BORROWERS of any of the terms and conditions thereof.

         Section 3.7. MAINTENANCE OF PRINCIPAL ACCOUNTS. As further security for the OBLIGATIONS, each of the BORROWERS shall maintain its principal transaction and depository accounts with the LENDER.

         Section 3.8. GUARANTY AGREEMENTS. Each of the GUARANTORS shall execute and deliver a GUARANTY AGREEMENT which shall guarantee, among other things, the absolute full payment and performance by the BORROWERS of the OBLIGATIONS.

         Section 3.9. FURTHER ASSURANCES. Each of the BORROWERS will, at its expense, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the LENDER may request from time to time in order: (a) to perfect and protect the security interests to be created hereby; (b) to enable the LENDER to exercise and enforce its rights and remedies hereunder in respect of the COLLATERAL; or (c) otherwise to effect the purposes of this AGREEMENT, including, without limitation: (i) upon such BORROWER'S acquisition thereof, delivering to the LENDER each item of CHATTEL PAPER of the BORROWER, (ii) if any RECEIVABLES are evidenced by an INSTRUMENT delivering and pledging to the LENDER such INSTRUMENT duly endorsed and accompanied by executed instruments of transfer or assignment, all in form and substance satisfactory to the LENDER, (iii) executing and filing such financing statements or amendments thereto as may be necessary or desirable or that the LENDER may request in order to perfect and preserve the security interests purported to be created hereby, (iv) upon the acquisition after the date hereof by such BORROWER of any EQUIPMENT covered by a certificate of title or ownership, cause the LENDER to be listed as the lienholder on such certificate of title and within sixty (60) days of the acquisition thereof deliver evidence of the same to the LENDER, and (v) upon the acquisition after the date hereof of any asset for which an assignment, pledge, mortgage, or other document is required to be filed in order to grant or perfect a lien therein for the benefit of the LENDER, execute and deliver to the LENDER such assignment, pledge, mortgage, or other INSTRUMENT within thirty (30) days of the acquisition thereof. If either of the BORROWERS fails to execute any instrument or document described above within five (5) BUSINESS DAYS of being requested to do so by the LENDER, each of the BORROWERS hereby appoints the LENDER or any officer of the LENDER as such BORROWER'S attorney in fact for purposes of executing such instruments or documents in such BORROWER'S name, place and stead, which power of attorney shall be considered as coupled with an interest and irrevocable.

         Section 3.10. FAIR LABOR STANDARDS ACT. As further security for the OBLIGATIONS, each of the BORROWERS shall comply in all material respects with the FAIR LABOR STANDARDS ACT OF 1938, as amended.

                                    ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

         To induce the LENDER to extend the LOAN and to enter into this AGREEMENT, each of the BORROWERS makes the representations and warranties set forth in this Article 4. Each of the BORROWERS acknowledges the LENDER=S justifiable right to rely upon these representations and warranties.

         Section 4.1. ACCURACY OF INFORMATION. All information submitted by or on behalf of either of the BORROWERS or any of the GUARANTORS in connection with any of the OBLIGATIONS is true, accurate and complete in all material respects as of the date made and contain no knowingly false, incomplete or misleading statements.

         Section 4.2. NO LITIGATION. There are no actions, suits, investigations, or proceedings pending or, to the knowledge of either the BORROWERS, threatened against either of the BORROWERS or the assets of either of the BORROWERS, except as specifically disclosed on Schedule 4.2 attached hereto.

         Section 4.3. NO LIABILITY OR ADVERSE CHANGE. Neither of the BORROWERS has any direct or contingent liability known to either of the BORROWERS and not previously disclosed to the LENDER, nor does either of the BORROWERS know of or have any reason to expect any material adverse change in either BORROWER'S assets, liabilities, properties, business, or condition, financial or otherwise.

         Section 4.4. TITLE TO COLLATERAL. Each of the BORROWERS has good and marketable title to the COLLATERAL. The liens granted by each of the BORROWERS to the LENDER in the COLLATERAL will have the priority required by the LOAN DOCUMENTS.

         Section 4.5. AUTHORITY; APPROVALS AND CONSENTS.

                  Section 4.5.1. AUTHORITY. Each of the BORROWERS has the legal authority to enter into each of the LOAN DOCUMENTS and to perform, observe and comply with all of such BORROWER'S agreements and obligations thereunder, including, without limitation the borrowings contemplated hereby.

                  Section 4.5.2. APPROVALS. The execution and delivery by each of the BORROWERS of each of the LOAN DOCUMENTS, the performance by each of the BORROWERS of all of its agreements and obligations under the LOAN DOCUMENTS, and the borrowings contemplated by this AGREEMENT, have been duly authorized by all necessary action on the part of each BORROWER and do not and will not (i) contravene any provision of the organizational documents of either of the BORROWERS; (ii) conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any lien upon any of the property of either of the BORROWERS under any agreement, trust deed, indenture, mortgage or other instrument to which either of the BORROWERS is a party or by which either of the BORROWERS or any property of either of the BORROWERS is bound or affected (except for liens created for the benefit of the LENDER); (iii) violate or contravene any provision of any LAW, rule or regulation (including, without limitation, Regulations G, T, U or X of the Board of Governors of the Federal Reserve

System) or any order, ruling or interpretation thereunder or any decree, order of judgment of any court or governmental or regulatory authority, bureau, agency or official (all as from time to time in effect and applicable to either of the BORROWERS); or (iv) require any waivers, consents or approvals by any of the creditors of either of the BORROWERS.

                  Section 4.5.3. CONSENTS. Other than filings and recordings required to perfect the security interests and liens granted hereunder, no approval, consent, order, authorization or license by, or giving notice to, or taking any other action with respect to, any governmental or regulatory authority or agency is required for the execution and delivery by either of the BORROWERS of the LOAN DOCUMENTS or for the performance by each of the BORROWERS of any of the agreements and obligations thereunder.

         Section 4.6. BINDING EFFECT OF DOCUMENTS, ETC. Each of the LOAN DOCUMENTS which each of the BORROWERS has executed and delivered as contemplated and required to be executed and delivered as of the date of CLOSING by this AGREEMENT, has been duly executed and delivered by each BORROWER and is the legal, valid and binding obligation of each BORROWER and is enforceable against each BORROWER in accordance with all stated terms.

         Section 4.7. OTHER NAMES. Neither of the BORROWERS has changed its name, been the surviving entity in a merger, or changed the location of its chief executive office within the last twelve (12) years, except as is disclosed on Schedule 4.7 attached hereto. Neither BORROWER trades under any trade or fictitious names except as set forth on Schedule 4.7.

         Section 4.8. NO EVENTS OF DEFAULT. There is not currently existing any action, event, or condition which presently constitutes a DEFAULT or an EVENT OF DEFAULT

         Section 4.9. GUARANTY AGREEMENTS. The GUARANTY AGREEMENTS are the valid and binding obligation of the GUARANTORS and are fully enforceable against the GUARANTORS in accordance with all outstanding terms.

         Section 4.10. TAXES. Each of the BORROWERS: (a) has filed all federal, state and local tax returns and other reports which such BORROWER is required by LAW to file prior to the date hereof and which are material to the conduct of the business of such BORROWER; (b) has paid or caused to be paid all taxes, assessments and other governmental charges that are due and payable prior to the date hereof; and (c) has made adequate provision for the payment of such taxes, assessments or other charges accruing but not yet payable. Neither of the BORROWERS has any knowledge of any deficiency or additional assessment in connection with any taxes, assessments or charges not provided for on such BORROWER'S books of account or reflected in such BORROWER'S financial statements.

         Section 4.11. COMPLIANCE WITH LAWS. Each of the BORROWERS has complied in all material respects with all applicable LAWS, including, but not limited to, all LAWS with respect to: (a) all restrictions, specifications, or other requirements pertaining to products that it sells or to the services it performs; (b) the conduct of its business; and (c) the use, maintenance, and operation of the real and personal properties owned or leased by it in the conduct of its business.

         Section 4.12. CHIEF PLACE OF BUSINESS. The chief executive office, chief place of business, and the place where each of the BORROWERS keeps its RECORDS concerning the COLLATERAL is set forth on Schedule 4.12 attached hereto.

         Section 4.13. LOCATION OF INVENTORY. The INVENTORY is and shall be kept solely at the BORROWERS= locations set forth on Schedule 4.13 attached hereto, and shall not be moved, sold or otherwise disposed of without prior notification to the LENDER, except for sales of INVENTORY to ACCOUNT DEBTORS in the ordinary course of the BORROWERS= businesses. None of the INVENTORY is stored with or in the possession of any bailee, warehouseman, or other similar PERSON, except as specifically disclosed on Schedule 4.13 attached hereto.

         Section 4.14. NO SUBSIDIARIES. Neither of the BORROWERS has any SUBSIDIARIES.

         Section 4.15. NO LABOR AGREEMENTS. Neither of the BORROWERS is subject to any collective bargaining agreement or any agreement, contract, decree or order requiring it to recognize, deal with or employ any PERSONS organized as a collective bargaining unit or other form of organized labor.

         Section 4.16. ELIGIBLE ACCOUNTS. Each ACCOUNT which either of the BORROWERS contends should be included in the calculation of the BORROWING BASE from time to time will be an ELIGIBLE ACCOUNT. At the time each ELIGIBLE ACCOUNT is listed on or included in (whether singularly or in the aggregate with other ELIGIBLE ACCOUNTS) a schedule or report delivered to the LENDER to be included in the calculation of the BORROWING BASE, all of such ELIGIBLE ACCOUNTS will have been generated in compliance with such BORROWER'S normal credit policies as historically in effect (or as modified from time to time on prior written notice of the LENDER), or on such other reasonable terms disclosed in writing to the LENDER in advance of the creation of such ACCOUNTS, and such terms shall be expressly set forth on the face of all invoices.

         Section 4.17. ELIGIBLE INVENTORY. Each item of INVENTORY which either of the BORROWERS from time to time contends should be included in the calculation of the BORROWING BASE shall be ELIGIBLE INVENTORY.

         Section 4.18. APPROVALS. Each of the BORROWERS possesses all franchises, approvals, licenses, contracts, merchandising agreements, merchandising contracts and governmental approvals, registrations and exemptions necessary for it lawfully to conduct its business and operation as presently conducted and as anticipated to be conducted after CLOSING.

         Section 4.19. FINANCIAL STATEMENTS. The financial statements of each of the BORROWERS which have been delivered to the LENDER prior to the date of this AGREEMENT, fairly present the financial condition of the BORROWERS as of the respective dates thereof and the results and operations of the BORROWERS for the fiscal periods ended on such respective dates, all in accordance with G.A.A.P. Neither of the BORROWERS has any direct or contingent liability or obligation known to either of the BORROWERS and not disclosed on the financial statements delivered to the LENDER or disclosed on Schedule 4.19 hereto. There has been no adverse change in the financial condition of either of the BORROWERS since the financial statements of the BORROWERS dated March 31, 1999, and neither of the BORROWERS knows of or have any reason to expect any material adverse change in the assets, liabilities, properties, business, or condition, financial or otherwise, of either of the BORROWERS.

         Section 4.20. SOLVENCY. Each of the BORROWERS will be SOLVENT both before and after CLOSING, after giving full effect to the OBLIGATIONS and all of the BORROWERS= respective liabilities.

         Section 4.21. FAIR LABOR STANDARDS ACT. Each of the BORROWERS has complied in all material respects with the FAIR LABOR STANDARDS ACT OF 1938, as amended.

         Section 4.22. EMPLOYEE BENEFIT PLANS.

                  Section 4.22.1. COMPLIANCE. Each of the BORROWERS and its ERISA AFFILIATES are in compliance in all material respects with all applicable provisions of ERISA and the regulations thereunder and of the CODE with respect to all EMPLOYEE BENEFIT PLANS.

                  Section 4.22.2. ABSENCE OF TERMINATION EVENT. No TERMINATION EVENT has occurred or is reasonably expected to occur with respect to any GUARANTEED PENSION PLAN.

                  Section 4.22.3. ACTUARIAL VALUE. The actuarial present value (as defined in Section 4001 of ERISA) of all benefit commitments (as defined in Section 4001 of ERISA) under each GUARANTEED PENSION PLAN does not exceed the assets of that plan.

                  Section 4.22.4. NO WITHDRAWAL LIABILITY. Neither of the BORROWERS nor any of their ERISA AFFILIATES has incurred or reasonably expects to incur any withdrawal liability under ERISA in connection with any MULTIEMPLOYER PLANS.

         Section 4.23. ENVIRONMENTAL CONDITIONS.

                  Section 4.23.1. EXISTENCE OF PERMITS. Each of the BORROWERS has obtained all legally required permits, licenses, variances, clearances and all other necessary approvals (collectively, the AEPA PERMITS@) for use of the FACILITIES and the operation and conduct of its business from all applicable federal, state, and local governmental authorities, utility companies or development-related entities including, but not limited to, any and all appropriate Federal or State environmental protection agencies and other county or city departments, public water works and public utilities in regard to the use of the FACILITIES, the operation and conduct of its business, and the handling, transporting, treating, storage, disposal, discharge, or RELEASE of REGULATED SUBSTANCES, if any, into, on or from the environment (including, but not limited to, any air, water, or soil).

                  Section 4.23.2. COMPLIANCE WITH PERMITS. Each issued EPA PERMIT is in full force and effect, has not expired or been suspended, denied or revoked, and is not under challenge by any PERSON. Each of the BORROWERS is in compliance in all material aspects with each issued EPA PERMIT.

                  Section 4.23.3. NO LITIGATION. Neither of the BORROWERS nor any of the FACILITIES is subject to any private or governmental litigation, or to the knowledge of either of the BORROWERS, threatened litigation, lien or judicial or administrative notice, order or action involving either of the BORROWERS or any of the FACILITIES relating to REGULATED SUBSTANCES or environmental problems, impairments or liabilities.

                  Section 4.23.4. NO RELEASES. To the best knowledge of each of the BORROWERS, there has been no RELEASE into, on or from any of the FACILITIES and no REGULATED SUBSTANCES are located on or have been treated, stored, processed, disposed of, handled or transported to or from, any of the FACILITIES in violation of any ENVIRONMENTAL LAWS. To the best knowledge of each of the BORROWERS, no REGULATED SUBSTANCES have been treated, stored, disposed, RELEASED, located, discharged, possessed, managed, processed, or otherwise handled in the operation or conduct of either BORROWER'S business in violation of any ENVIRONMENTAL LAWS. Each of the BORROWERS has complied in all material respects with all ENVIRONMENTAL LAWS affecting the FACILITIES and each BORROWER'S business.

                  Section 4.23.5. TRANSPORTATION. Neither of the BORROWERS transports, in any manner, any REGULATED SUBSTANCES except in the ordinary course of such BORROWER'S business in material compliance with all ENVIRONMENTAL LAWS.

                  Section 4.23.6. NO VIOLATION NOTICES. Neither BORROWER has received any notices that any REGULATED SUBSTANCES transported from any FACILITY have been disposed of in violation of any ENVIRONMENTAL LAWS.

                  Section 4.23.7. NO NOTICE OF VIOLATIONS. Neither BORROWER has received written notice of any circumstances which would be likely to result in any obligation under any ENVIRONMENTAL LAW to investigate or remediate any REGULATED SUBSTANCES in, on or under any of the FACILITIES.

         Section 4.24. YEAR 2000. None of the material computer software, computer firmware, and computer hardware (whether general or special purpose) used or relied upon by either of the BORROWERS in the conduct of either BORROWER'S business will malfunction, cease to function, or generate incorrect results when processing, providing or receiving date-related data into and between the twentieth and twenty-first centuries, or date-related data in connection with any valid date in the twentieth and twenty-first centuries.


                                    ARTICLE 5
                              AFFIRMATIVE COVENANTS

         Each of the BORROWERS agrees during the term of this AGREEMENT and while any OBLIGATIONS are outstanding and unpaid to do and perform each of the acts and promises set forth in this Article 6:

         Section 5.1. PAYMENT. All OBLIGATIONS shall be paid in full when and as due.

         Section 5.2. INSURANCE. Each of the BORROWERS shall obtain and maintain such insurance coverages as are reasonable, customary and prudent for businesses engaged in activities similar to the business activities of the BORROWERS. Without limitation to the foregoing, each of the BORROWERS shall maintain for all of its assets and properties, whether real, personal, or mixed and including but not limited to the COLLATERAL, fire and extended coverage casualty insurance in amounts satisfactory to the LENDER and sufficient to prevent any co-insurance liability (which amount shall be the full insurable value of the assets and properties insured unless the LENDER in writing agrees to a lesser amount), naming the LENDER as sole loss payee with respect to the COLLATERAL, with insurance companies and upon policy forms containing standard mortgagee clauses which are acceptable to and approved by the LENDER. Each of the BORROWERS shall submit to the LENDER the originals of the casualty insurance policies and paid receipts evidencing payment of the premiums due on the same. The casualty insurance policies shall be endorsed so as to make them noncancellable unless thirty (30) days prior notice of cancellation is provided to the LENDER. The proceeds of any insured loss shall be applied by the LENDER to the OBLIGATIONS, in such order of application as determined by the LENDER, unless the LENDER in its sole discretion permits the use thereof to repair or replace damaged or destroyed COLLATERAL.

         Section 5.3. BOOKS AND RECORDS. Each of the BORROWERS shall notify the LENDER in writing if either of the BORROWERS modifies or changes its method of accounting or enters into, modifies, or terminates any agreement presently existing, or at any time hereafter entered into with any third party accounting firm for the preparation and/or storage of either BORROWER'S accounting records.

         Section 5.4. COLLECTION OF ACCOUNTS; SALE OF INVENTORY. Each of the BORROWERS shall only collect its RECEIVABLES and sell its INVENTORY in the ordinary course of its business.

         Section 5.5. NOTICE OF LITIGATION AND PROCEEDINGS. Each of the BORROWERS shall give prompt notice to the LENDER of any action, suit, citation, violation, direction, notice or proceeding before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting either of the BORROWERS, or the assets or properties thereof, which, if determined adversely to either of the BORROWERS: (a) could require either or both of the BORROWERS to pay over more than Twenty-five Thousand Dollars ($25,000) or deliver assets the value of which exceeds that sum (whether or not the claim is considered to be covered by insurance); or (b) could reasonably be expected to have a material adverse effect upon the financial condition or business operations of either of the BORROWERS.

         Section 5.6. PAYMENT OF LIABILITIES TO THIRD PERSONS. Each of the BORROWERS shall pay when and as due, or within applicable grace periods, all liabilities due to third persons, except when the amount thereof is being contested in good faith by appropriate proceedings and with adequate reserves therefor being set aside.

         Section 5.7. NOTICE OF CHANGE OF BUSINESS LOCATION. Each of the BORROWERS shall notify the LENDER thirty (30) days in advance of: (a) any change in the location of its existing offices or place of business; (b) the establishment of any new, or the discontinuation of any existing, place of business; and (c) any change in or addition to the locations at which the COLLATERAL is kept. Prior to moving any COLLATERAL to any location not owned by it (other than deliveries to ACCOUNT DEBTORS of sold or leased items), each of the BORROWERS shall obtain and deliver to the LENDER an agreement, in form and substance acceptable to the LENDER, pursuant to which the owner of such location shall: (a) subordinate any rights which it may have, or thereafter may obtain, in any of the COLLATERAL to the rights and security interests of the LENDER in the COLLATERAL; and (b) allow the LENDER access to the COLLATERAL in order to remove the COLLATERAL from such location. In the event any COLLATERAL is stored with a warehousemen or other bailee, and the COLLATERAL is evidenced by a negotiable document of title, each of the BORROWERS shall immediately deliver the document of title to the LENDER.

         Section 5.8. PAYMENT OF TAXES. Each of the BORROWERS shall pay or cause to be paid when and as due all taxes, assessments and charges or levies imposed upon it or on any of its property or which it is required to withhold and pay over to the taxing authority or which it must pay on its income, except where contested in good faith, by appropriate proceedings and at its own cost and expense; provided, however, that neither of the BORROWERS shall be deemed to be contesting in good faith by appropriate proceedings unless: (a) such proceedings operate to prevent the taxing authority from attempting to collect the taxes, assessments or charges; (b) the COLLATERAL is not subject to sale, forfeiture or loss during such proceedings; (c) such BORROWER'S contest does not subject the LENDER to any claim by the taxing authority or any other person; (d) such BORROWER establishes appropriate reserves, satisfactory to the LENDER in its sole discretion, for the payment of all taxes, assessments, charges, levies, legal fees, court costs and other expenses for which such BORROWER would be liable if unsuccessful in the contest; (e) such BORROWER prosecutes the contest continuously to its final conclusion; and (f) at the conclusion of the proceedings, such BORROWER promptly pays all amounts determined to be payable, including but not limited to all taxes, assessments, charges, levies, legal fees and court costs.

         Section 5.9. INSPECTIONS OF RECORDS. Each of the BORROWERS shall permit representatives of the LENDER access to each BORROWER'S places of business, at intervals and at such times as determined by the LENDER, to inspect the COLLATERAL and to review and make extracts from or photocopies of the books and records of each of the BORROWERS. Each of the BORROWERS agrees to pay to the LENDER the audit fees and other expenses incurred by the LENDER in connection with such inspections.

         Section 5.10. NOTICE OF EVENTS AFFECTING COLLATERAL; COMPROMISE OF RECEIVABLES; RETURNED OR REPOSSESSED GOODS. Each of the BORROWERS shall promptly report to the LENDER: (a) any reclamation, return or repossession of goods; (b) all claims or disputes asserted by any ACCOUNT DEBTOR or other obligor involving in excess of Seven Thousand Five Hundred Dollars ($7,500.00); and (c) all matters materially affecting the value, enforceability or collectibility of any of the COLLATERAL. Without the LENDER=S consent, neither of the BORROWERS shall compromise or adjust any of the RECEIVABLES which have been included by either of the BORROWERS in the determination of the BORROWING BASE, extend the time for payment thereof, or grant any additional discounts, allowances or credits thereon; provided, however, that either of the BORROWERS may grant, in the ordinary course of business, to any party obligated on any of the RECEIVABLES, any rebate, refund, or adjustment to which such party may be lawfully entitled, and may accept, in connection therewith, the return of goods, sale, or lease of which shall have given rise to such RECEIVABLES. If any goods, the sale of which has resulted in RECEIVABLES included in determining the BORROWING BASE, are returned by the ACCOUNT DEBTOR for credit or repossessed by either of the BORROWERS, the BORROWERS shall receive and hold such goods as trustee for the LENDER and as additional security for the payment of the OBLIGATIONS, and make disposition thereof as required by the LENDER.

         Section 5.11. DOCUMENTATION OF COLLATERAL. Each of the BORROWERS agrees that upon the request of the LENDER, each of the BORROWERS will provide the LENDER with: (a) written statements or schedules identifying and describing the COLLATERAL, and all additions, substitutions, and replacements thereof, in such detail as the LENDER may require; (b) copies of ACCOUNT DEBTORS= invoices or billing statements; (c) evidence of shipment or delivery of goods or merchandise to or performance of services for ACCOUNT DEBTORS; and (d) such other schedules and information as the LENDER reasonably may require. The items to be provided under this Section shall be in form satisfactory to the LENDER and are to be executed and delivered to the LENDER from time to time solely for the LENDER=S convenience in maintaining RECORDS of the COLLATERAL. The failure of either of the BORROWERS to give any of such items to the LENDER shall not affect, terminate, modify or otherwise limit the LENDER=S security interests in the COLLATERAL. The LENDER shall have the right, at any time and from time to time, to verify the eligibility of the BORROWERS= RECEIVABLES, including obtaining verification of the RECEIVABLES directly from ACCOUNT DEBTORS.

         Section 5.12. REPORTING REQUIREMENTS. The BORROWERS shall submit the following items to the LENDER:

                  Section 5.12.1. INVENTORY REPORTS. On or before the 15th day of each calendar month, reports of INVENTORY on such reporting forms as are required by the LENDER from time to time, certified to be accurate and correct by the chief financial officer of each of the BORROWERS, which reports shall be compiled in a manner acceptable to the LENDER.

                  Section 5.12.2. RECEIVABLES AND ACCOUNTS PAYABLE REPORTS. On or before the 15th day of each calendar month: (i) a RECEIVABLES report and aging; and (ii) an accounts payable report and aging, both in form reasonably acceptable to the LENDER and containing such information as the LENDER may specify from time to time. Such reports shall be accompanied by such reports, copies of sales journals, remittance reports, and other documentation as the LENDER may reasonably request from time to time.

                  Section 5.12.3. BORROWING BASE REPORT. Once each calendar week, or more frequently if requested by the LENDER, a collateral and loan report in such form and context as may be specified by the LENDER from time to time.

                  Section 5.12.4. MONTHLY FINANCIAL STATEMENTS. As soon as available and in any event within twenty (20) calendar days after the end of each month of each FISCAL YEAR of the COMPANIES, the BORROWERS shall submit to the LENDER a consolidated and consolidating balance sheet of the COMPANIES and their SUBSIDIARIES as of the end of such month, a consolidated and consolidating statement of income and retained earnings of the COMPANIES and their SUBSIDIARIES for the period commencing at the end of the previous FISCAL YEAR and ending with the end of such month, and a consolidated and consolidating statement of cash flow of the COMPANIES and their SUBSIDIARIES for the portion of the FISCAL YEAR ended with the last day of such month, all in reasonable detail and stating in comparative form the respective consolidated and consolidating figures for the corresponding date and period in the previous FISCAL YEAR and all prepared in accordance with G.A.A.P. and certified by the chief financial officer or officers of the COMPANIES and their SUBSIDIARIES (subject to year-end adjustments).

                  Section 5.12.5. ANNUAL FINANCIAL STATEMENTS. As soon as available and in any event within one hundred twenty (120) calendar days after the end of each FISCAL YEAR of the COMPANIES, the BORROWERS shall submit to the LENDER a consolidated and consolidating balance sheet of the COMPANIES and their SUBSIDIARIES as of the end of such FISCAL YEAR and a consolidated and consolidating statement of income and retained earnings of the COMPANIES and their SUBSIDIARIES for such FISCAL YEAR, and a consolidated and consolidating statement of cash flow of the COMPANIES and their SUBSIDIARIES for such FISCAL YEAR, all in reasonable detail and stating in comparative form the respective consolidated and consolidating figures for the corresponding date and period in the prior FISCAL YEAR and all prepared in accordance with G.A.A.P. and accompanied by an audited opinion thereon acceptable to the LENDER by independent accountants selected by the COMPANIES and acceptable to the LENDER.

                  Section 5.12.6. SEC AND OTHER FILINGS. Within five (5) days after the sending, filing, or receipt thereof, copies of: (a) all financial statements, reports, notices and proxy statements that any of the COMPANIES sends to its shareholders; and (b) all regular, periodic and special reports, registration statements and prospectuses that any of the COMPANIES renders to or files with the Securities And Exchange Commission or any national securities exchange, including without limitation each of the Forms 10-K and 10-Q filed by any of the COMPANIES with the Securities And Exchange Commission.

                  Section 5.12.7. MANAGEMENT LETTERS. Promptly upon receipt thereof, each of the BORROWERS shall submit to the LENDER copies of any reports submitted to either of the BORROWERS or any SUBSIDIARY by independent certified public accountants in connection with the examination of the financial statements of the BORROWERS or any SUBSIDIARY made by such accountants.

                  Section 5.12.8. CERTIFICATES OF NO DEFAULT. Within thirty (30) calendar days after the end of each of the quarters of each FISCAL YEAR of each of the BORROWERS, each of the BORROWERS shall submit to the LENDER certificates of the chief financial officers of each of the BORROWERS certifying that: (i) there exists no DEFAULT or EVENT OF DEFAULT, or if a DEFAULT or an EVENT OF DEFAULT exists, specifying the nature thereof, the period of existence thereof and what action such BORROWER proposes to take with respect thereto; (ii) no material adverse change in the condition, financial or otherwise, business, property or results of operations of such BORROWER has occurred since the previous certificate was sent to the LENDER by such BORROWER or, if any such change has occurred, specifying the nature thereof and what action such BORROWER has taken or proposes to take with respect thereto; (iii) all insurance premiums then due have been paid; (iv) all taxes then due have been paid or, for those taxes which have not been paid, a statement of the taxes not paid and a description of such BORROWER'S rationale therefor; (v) no litigation, investigation or proceedings, or injunction, writ or restraining order is pending or threatened or, if any such litigation, investigation, proceeding, injunction, writ or order is pending, describing the nature thereof; and (vi) stating whether or not the GUARANTORS and the BORROWERS are in compliance with the covenants in this AGREEMENT, including a calculation of the financial covenants in the schedule attached to such officers' certificates in form satisfactory to the LENDER.

                  Section 5.12.9. REPORTS TO OTHER CREDITORS. Promptly after the furnishing thereof, each of the BORROWERS shall submit to the LENDER copies of any statement or report furnished to any other PERSON pursuant to the terms of any indenture, loan, or credit or similar agreement and not otherwise required to be furnished to the LENDER pursuant to any other provisions of this AGREEMENT.

                  Section 5.12.10. MANAGEMENT CHANGES. Each of the BORROWERS shall notify the LENDER immediately of any changes in the personnel holding the positions of either President or Chief Financial Officer of either of the BORROWERS.

                  Section 5.12.11. GENERAL INFORMATION. In addition to the items set forth in subparagraphs 5.12.1 through 5.12.10 above, each of the BORROWERS agrees to submit to the LENDER such other information respecting the condition or operations, financial or otherwise, of each of the BORROWERS as the LENDER may reasonably request from time to time.

         Section 5.13. EMPLOYEE BENEFIT PLANS AND GUARANTEED PENSION PLANS. Each of the BORROWERS will, and will cause each of its ERISA AFFILIATES to: (a) comply with all requirements imposed by ERISA and the CODE, applicable from time to time to any of its GUARANTEED PENSION PLANS or EMPLOYEE BENEFIT PLANS; (b) make full payment when due of all amounts which, under the provisions of EMPLOYEE BENEFIT PLANS or under applicable LAW, are required to be paid as contributions thereto; (c) not permit to exist any material accumulated funding deficiency, whether or not waived; (d) file on a timely basis all reports, notices and other filings required by any governmental agency with respect to any of its EMPLOYEE BENEFITS PLANS; (e) make any payments to MULTIEMPLOYER PLANS required to be made under any agreement relating to such MULTIEMPLOYER PLANS, or under any LAW pertaining thereto; (f) not amend or otherwise alter any GUARANTEED PENSION PLAN if the effect would be to cause the actuarial present value of all benefit commitments under any GUARANTEED PENSION PLAN to be less than the current value of the assets of such GUARANTEED PENSION PLAN allocable to such benefit commitments; (g) furnish to all participants, beneficiaries and employees under any of the EMPLOYEE BENEFIT PLANS, within the periods prescribed by LAW, all reports, notices and other information to which they are entitled under applicable LAW; and (h) take no action which would cause any of the EMPLOYEE BENEFIT PLANS to fail to meet any qualification requirement imposed by the CODE. As used in this Section, the term Aaccumulated funding deficiency@ has the meaning specified in Section 302 of ERISA and Section 412 of the CODE, and the terms Aactuarial present value@, Abenefit commitments@ and Acurrent value@ have the meaning specified in Section 4001 of ERISA.

         Section 5.14. MAINTENANCE OF FIXED ASSETS. Each of the BORROWERS shall maintain and preserve all of its fixed assets in a state of good and efficient working order.

         Section 5.15. CONSIGNMENTS. Each of the BORROWERS shall advise the LENDER of all PERSONS to whom it has consigned or assigned INVENTORY for sale or distribution, and the location of the INVENTORY subject to any such consignment or assignment arrangement. Each of the BORROWERS shall: (a) duly and properly file financing statements in all applicable places of public record with respect to each of such consignments or assignments, which filings shall comply with
Section 9-114 of the 1972 version of the UNIFORM COMMERCIAL CODE and with all other requirements necessary for such BORROWER to protect its interests therein under applicable LAWS; (b) supply the LENDER with prior evidence of such filing and with a financing statement, judgment and tax lien search in the name of the consignee or assignee in all applicable places of public record; and (c) provide written notification to any holder of any security interests in the inventory of the consignee or assignee who has filed a financing statement before such BORROWER files its financing statement, which notice shall state that such BORROWER expects to deliver goods or assignments, shall describe the goods by item or type and which notification shall be received by any such holder within five (5) years before the consignee receives possession of the goods and at five
(5) year intervals thereafter.

         Section 5.16. FEDERAL ASSIGNMENT OF CLAIMS ACT. Each of the BORROWERS shall notify the LENDER if any RECEIVABLE arises out of a contract with the United States of America, or any department, agency or instrumentality thereof, and shall execute all documents or instruments and shall take all steps or actions required by the LENDER so that all monies due or to become due under such contract are assigned to the LENDER and notice given thereof to the United States in accordance with the requirements of the FEDERAL ASSIGNMENT OF CLAIMS ACT, as amended.

         Section 5.17. COMPLIANCE WITH LAWS. Each of the BORROWERS shall comply in all material respects with all applicable LAWS, including, but not limited to, all LAWS with respect to: (a) all restrictions, specifications, or other requirements pertaining to products that it sells or to the services it performs; (b) the conduct of its business; (c) the use, maintenance, and operation of the real and personal properties owned or leased by it in the conduct of its business; and (d) the obtaining and maintenance of all necessary licenses, franchises, permits and governmental approvals, registrations and exemptions necessary to engage in its business. Without limiting the generality of the preceding Section, each of the BORROWERS shall: (i) comply in all material respects with, and ensure such compliance by all tenants and subtenants, if any, with, all applicable ENVIRONMENTAL LAWS and obtain and comply in all material respects with and maintain, and ensure that all tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable ENVIRONMENTAL LAWS; (ii) conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under ENVIRONMENTAL LAWS, and promptly comply with all lawful orders and directives of any governmental authority regarding ENVIRONMENTAL LAWS; and (iii) defend, indemnify and hold harmless the LENDER, and its employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under any ENVIRONMENTAL LAWS applicable to the operations of each of the BORROWERS, or any orders, requirements or demands of governmental authorities related thereto, including, without limitation, reasonable attorney=s and consultant=s fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing directly result from the gross negligence or willful misconduct of the party seeking indemnification therefor. Each of the BORROWERS agrees to promptly notify the LENDER of any RELEASE of a REGULATED SUBSTANCE on, to or from any FACILITY in violation of any ENVIRONMENTAL LAWS or of any notice received by such BORROWER that such BORROWER or any FACILITY is not in compliance with any ENVIRONMENTAL LAWS.

         Section 5.18. CONSOLIDATED FINANCIAL COVENANTS. The BORROWERS shall take such actions and cause each of the COMPANIES to take such actions as are necessary for the COMPANIES on a consolidated basis to comply at all times during the term of the LOAN with the following consolidated financial covenants:

                  Section 5.18.1. MINIMUM CONSOLIDATED NET WORTH. The COMPANIES shall maintain a minimum CONSOLIDATED NET WORTH of not less than the following amounts measured as of the following dates:

                       06/30/99         $3,459,000
                       09/30/99         $3,700,000
                       12/31/99         $4,100,000
                       03/31/00         $4,700,000
                       06/30/00         $5,400,000
                       09/30/00         $5,700,000
                       12/31/00         $6,000,000
                       03/31/01         $6,300,000
                       06/30/01         $6,600,000
                       09/30/01         $7,000,000
                       12/31/01         $7,300,000
                       03/31/02         $7,700,000
                       06/30/02         $8,100,000

                  Section 5.18.2. RATIO OF CONSOLIDATED LIABILITIES TO CONSOLIDATED NET WORTH. The COMPANIES shall maintain a ratio of CONSOLIDATED LIABILITIES to CONSOLIDATED NET WORTH of not more than the following ratios measured as of the following times:

                             06/30/99                4.21 to 1.0
                             09/30/99                4.25 to 1.0
                             12/31/99                4.25 to 1.0
                             03/31/00                4.00 to 1.0
                             06/30/00                3.75 to 1.0
                             09/30/00                3.75 to 1.0
                             12/31/00                3.75 to 1.0
                             03/31/01                3.75 to 1.0
                             06/30/01                3.75 to 1.0
                             09/30/01                3.75 to 1.0
                             12/31/01                3.75 to 1.0
                             03/31/02                3.75 to 1.0
                             06/30/02                3.75 to 1.0

                  Section 5.18.3. CONSOLIDATED INTEREST COVERAGE RATIO. The COMPANIES shall maintain a CONSOLIDATED INTEREST COVERAGE RATIO of not less than the following ratios measured as of the following times:

                             06/30/99                3.21 to 1.0
                             09/30/99                2.00 to 1.0
                             12/31/99                2.25 to 1.0
                             03/31/00                2.25 to 1.0
                             06/30/00                2.50 to 1.0
                             09/30/00                2.50 to 1.0
                             12/31/00                2.50 to 1.0
                             03/31/01                2.50 to 1.0
                             06/30/01                3.00 to 1.0
                             09/30/01                3.00 to 1.0
                             12/31/01                3.00 to 1.0
                             03/31/02                3.00 to 1.0
                             06/30/02                3.00 to 1.0

                  Section 5.18.4. CONSOLIDATED FIXED CHARGE COVERAGE RATIO. The COMPANIES shall maintain a CONSOLIDATED FIXED CHARGE COVERAGE RATIO of not less than the following ratios measured as of the following times:

                             06/30/99                1.83 to 1.0
                             09/30/99                1.10 to 1.0
                             12/31/99                1.25 to 1.0
                             03/31/00                1.25 to 1.0
                             06/30/00                1.50 to 1.0
                             09/30/00                1.50 to 1.0
                             12/31/00                1.50 to 1.0
                             03/31/01                1.50 to 1.0
                             06/30/01                1.50 to 1.0
                             09/30/01                1.50 to 1.0
                             12/31/01                1.50 to 1.0
                             03/31/02                1.50 to 1.0
                             06/30/02                1.50 to 1.0

         Section 5.19. YEAR 2000. Each of the BORROWERS agrees to take all actions necessary to assure that each BORROWER'S computer-based system is able to operate and effectively process data including dates on and after January 1, 2000.

                                    ARTICLE 6
                               NEGATIVE COVENANTS

         Each of the BORROWERS covenants while any OBLIGATIONS are outstanding and unpaid not to do or to permit to be done or to occur any of the acts or occurrences set forth in this Article 6 without the prior written authorization of the LENDER.

         Section 6.1. NO CHANGE OF NAME, MERGER, ETC. Neither of the BORROWERS shall change its name or enter into any merger, consolidation, reorganization or recapitalization, except as contemplated by the provisions of Section 2.1.1.f of this AGREEMENT.

         Section 6.2. NO SALE OR TRANSFER OF ASSETS. Neither of the BORROWERS shall sell, transfer, lease or otherwise dispose of all or any part of the COLLATERAL, or all or any part of any of its other assets, except that INVENTORY may be sold to ACCOUNT DEBTORS in the ordinary course of a BORROWER'S business.

         Section 6.3. NO ENCUMBRANCE OF ASSETS. Neither of the BORROWERS shall mortgage, pledge, grant or permit to exist a security interest in or lien upon any of its assets of any kind, now owned or hereafter acquired, except for PERMITTED LIENS.

         Section 6.4. NO INDEBTEDNESS. Neither of the BORROWERS shall incur, create, assume, or permit to exist any INDEBTEDNESS except: (a) the OBLIGATIONS; and (b) INDEBTEDNESS secured by PERMITTED LIENS.

         Section 6.5. RESTRICTED PAYMENTS. Neither of the BORROWERS shall make any RESTRICTED PAYMENTS.

         Section 6.6. TRANSACTIONS WITH AFFILIATES. Neither of the BORROWERS shall make any contract for the purchase of any items from any AFFILIATE or the performance of any services (including employment services) by any AFFILIATE, unless such contract is on terms which fairly represent generally available terms to be obtained in transactions of a similar nature with independent third PERSONS.

         Section 6.7. LOANS, INVESTMENTS AND SALE-LEASEBACKS. Neither of the BORROWERS shall make any advance, loan, investment, or material acquisition of assets or enter into any sale-leaseback transactions.

         Section 6.8. NO ACQUISITION OF EQUITY IN OR ASSETS OF THIRD PERSONS. Neither of the BORROWERS shall acquire any equity interests in, or all or substantially all of the assets of, any PERSON.

         Section 6.9. NO ASSIGNMENT. Neither of the BORROWERS shall assign or attempt to assign its rights under this AGREEMENT.

         Section 6.10. NO ALTERATION OF STRUCTURE OR OPERATIONS. Neither of the BORROWERS shall amend or change materially its capital structure (except as contemplated by Section 2.1.1.f of this AGREEMENT) or its line or scope of business, nor shall it engage in business ventures other than those in which it is presently engaged.

         Section 6.11. UNPERMITTED USES OF LOAN PROCEEDS. Neither of the BORROWERS shall use any part of the proceeds of the LOAN hereunder for any purpose which constitutes a violation of, or is inconsistent with, regulations of the Board of Governors of the Federal Reserve System, including without limitation, the purchase or carrying of (or refinancing of indebtedness originally incurred to purchase or carry) margin securities.

         Section 6.12. LONG TERM CONTRACTS. Neither of the BORROWERS shall enter into any management contract, employment contract, consulting contract, non-competition contract, service contract or the like, having a term in excess of thirteen (13) months or requiring the payment of any monies by either of the BORROWERS on a date occurring more than thirteen (13) months after the date of such contract with any AFFILIATE.

         Section 6.13. CHANGES IN FISCAL YEAR. Neither of the BORROWERS shall change its FISCAL YEAR.

         Section 6.14. LIMITATION ON ISSUANCE OF EQUITY INTERESTS. Neither of the BORROWERS shall issue or sell any equity interest in such BORROWER that, by its terms or by the terms of any security into which it is convertible or exchangeable, is, or upon the happening of an event or passage of time would be:
(a) convertible or exchangeable into a liability of such BORROWER; or (b) required to be redeemed or repurchased, including at the option of the holder, in whole or in part, or has, or upon the happening of an event or passage of time would have, a redemption or similar payment due.

         Section 6.15. CAPITAL EXPENDITURES. The COMPANIES shall not make CONSOLIDATED CAPITAL EXPENDITURES in any FISCAL YEAR in excess of __________ Dollars ($__________) in aggregate amount.


                                    ARTICLE 7
                                EVENTS OF DEFAULT

         Subject to the notice and cure provisions set forth in Section 7.19, the occurrence of any of the following events shall constitute an EVENT OF DEFAULT.

         Section 7.1. FAILURE TO PAY. The failure by either or both of the BORROWERS to pay any of the OBLIGATIONS when and as due.

         Section 7.2. VIOLATION OF COVENANTS. The failure by either or both of the BORROWERS to perform or a violation of any of the covenants or agreements provided in this AGREEMENT or in any of the other LOAN DOCUMENTS.

         Section 7.3. REPRESENTATION OR WARRANTY. The failure of any representation or warranty made by either or both of the BORROWERS or by any of the GUARANTORS to be true in any material respect, as of the date made.

         Section 7.4. DEFAULT UNDER LOAN DOCUMENTS. A breach of or default by either or both of the BORROWERS under the terms, covenants, and conditions set forth in any other LOAN DOCUMENT.

         Section 7.5. CROSS-DEFAULT. A breach of or default under the terms, covenants, or conditions of any agreement, loan, guaranty, or other transaction of either or both of the BORROWERS or any of the GUARANTORS with any other lender after the expiration of any applicable notice or cure rights for any default arising from the non-payment of any monetary amount, and after any acceleration of any such transaction for any default not arising from the failure to timely pay any monetary amount. A breach or default under any other agreement or transaction between the LENDER and either of the BORROWERS or any of the GUARANTORS after the expiration of any applicable notice and cure rights shall constitute an EVENT OF DEFAULT.

         Section 7.6. JUDGMENTS. Either of the BORROWERS or any of the GUARANTORS shall suffer final judgments for the payment of money aggregating in excess of Seventy-Five Thousand Dollars ($75,000) and shall not discharge the same within a period of thirty (30) days unless, pending further proceedings, execution has not been commenced or if commenced has been effectively stayed.

         Section 7.7. LEVY BY JUDGMENT CREDITOR. A judgment creditor of either of the BORROWERS shall obtain possession of any of the COLLATERAL by any means, including but not limited to levy, distraint, replevin or self-help, and neither of the BORROWERS shall remedy same within thirty (30) days thereof; or a writ of garnishment is served on the LENDER relating to any of the accounts of either of the BORROWERS maintained by the LENDER.

         Section 7.8. FAILURE TO PAY LIABILITIES. Either of the BORROWERS shall fail to pay any of its debts, in any material amount, due any third PERSON and such failure shall continue beyond any applicable grace period, unless the applicable BORROWER holds a good faith defense to payment and has set aside reasonable reserves for the payment thereof.

         Section 7.9. INVOLUNTARY INSOLVENCY PROCEEDINGS. The institution of involuntary INSOLVENCY PROCEEDINGS against either of the BORROWERS and the failure of any such INSOLVENCY PROCEEDINGS to be dismissed before the earliest to occur of: (a) the date which is ninety (90) days after the institution of such INSOLVENCY PROCEEDINGS; (b) the entry of any order for relief in the INSOLVENCY PROCEEDING or any order adjudicating either or both of the BORROWERS insolvent; or (c) the impairment (as to validity, priority or otherwise) of any security interest or lien of the LENDER in any of the COLLATERAL.

         Section 7.10. VOLUNTARY INSOLVENCY PROCEEDINGS. The commencement by either of the BORROWERS of INSOLVENCY PROCEEDINGS.

         Section 7.11. INSOLVENCY PROCEEDINGS PERTAINING TO GUARANTORS. The occurrence of any of the events listed in Sections 7.9 and 7.10 above to any GUARANTOR.

         Section 7.12. MATERIAL ADVERSE EVENT. The occurrence of a MATERIAL ADVERSE EVENT.

         Section 7.13. DEFAULT BY GUARANTORS. The failure by any of the GUARANTORS to satisfy any obligation imposed upon it in the GUARANTY AGREEMENTS.

         Section 7.14. ATTEMPT TO TERMINATE GUARANTIES. The receipt by the LENDER of notice from a GUARANTOR that the GUARANTOR is attempting to terminate or limit any portion of its obligations under a GUARANTY AGREEMENT.

         Section 7.15. ERISA. If any TERMINATION EVENT shall occur and as of the date thereof or any subsequent date, the sum of the various liabilities of either of the BORROWERS and its ERISA AFFILIATES (such liabilities to include, without limitation, any liability to the Pension Benefit Guaranty Corporation (or any successor thereto) or to any other party under Sections 4062, 4063, or 4064 of ERISA or any other provision of LAW and to be calculated after giving effect to the tax consequences thereof) resulting from or otherwise associated with such event exceeds One Hundred Thousand Dollars ($100,000); or either of the BORROWERS or any of its ERISA AFFILIATES as an employer under any MULTIEMPLOYER PLAN shall have made a complete or partial withdrawal from such MULTIEMPLOYER PLANS and the plan sponsors of such MULTIEMPLOYER PLANS shall have notified such withdrawing employer that such employer has incurred a withdrawal liability requiring a payment in an amount exceeding Fifty Thousand Dollars ($50,000).

         Section 7.16. TRANSFER OF EQUITY INTERESTS. The transfer of any equity interests in either of the BORROWERS from the ownership existing as of CLOSING (after giving effect to the transactions contemplated by Section 2.1.1.f of this AGREEMENT, the dissolution of either of the BORROWERS, the pledge of any equity interests of either of the BORROWERS except to the LENDER, or the issuance of additional equity interests in either of the BORROWERS which issuance has the effect of diluting the existing interests of the existing equity holders in either of the BORROWERS.

         Section 7.17. INDICTMENT OF BORROWERS OR GUARANTORS. The indictment of either of the BORROWERS or of any of the GUARANTORS for a felony under any federal, state or other LAW.

         Section 7.18. INJUNCTION. The issuance of any injunction against either of the BORROWERS which enjoins or restrains either of the BORROWERS from continuing to conduct any material part of either BORROWER'S business affairs.

Section 7.19. NOTICE AND CURE RIGHTS. Notwithstanding any provision to the contrary set forth in any of the LOAN DOCUMENTS, an EVENT OF DEFAULT shall not be deemed to have occurred with respect to: (a) the failure to pay a monetary amount due to the LENDER pursuant to the terms of the LOAN DOCUMENTS until two
(2) calendar days after the LENDER has forwarded notice of such failure to pay to the BORROWERS and the BORROWERS have failed to pay such unpaid amount; and
(b) with respect to the violation of any other covenant or requirement of the LOAN DOCUMENTS, excepting the specific provisions of this AGREEMENT excluded in the next succeeding sentence of this Section, until after the LENDER has forwarded notice of such violation to the BORROWERS and the BORROWERS have failed to correct such violation within five (5) calendar days after the date of the sending of such notice. A violation of any of the following Sections of this AGREEMENT shall immediately

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
constitute an EVENT OF DEFAULT without the BORROWERS having any notice or cure rights: Sections 6.1 through 6.15 inclusive, 7.3, 7.5, 7.6, 7.7, 7.9, 7.10,
7.11, 7.14, 7.16 and 7.17.


                                    ARTICLE 8
                      RIGHTS AND REMEDIES ON THE OCCURRENCE
                             OF AN EVENT OF DEFAULT

         Section 8.1. LENDER=S SPECIFIC RIGHTS AND REMEDIES. In addition to all other rights and remedies provided by LAW and the LOAN DOCUMENTS, upon the occurrence of any EVENT OF DEFAULT, the LENDER may: (a) accelerate and call immediately due and payable all or any part of the OBLIGATIONS; (b) seek specific performance or injunctive relief to enforce performance of the undertakings, duties, and agreements provided in the LOAN DOCUMENTS, whether or not a remedy at law exists or is adequate; and (c) exercise any rights of a secured creditor under the UNIFORM COMMERCIAL CODE, as adopted and amended in Maryland, including the right to take possession of the COLLATERAL without the use of judicial process or hearing of any kind and the right to require either or both of the BORROWERS to assemble the COLLATERAL at such place as the LENDER may specify.

         Section 8.2. AUTOMATIC ACCELERATION. Upon the occurrence of an EVENT OF DEFAULT as described in Sections 7.9 or 7.10 of this AGREEMENT, the OBLIGATIONS shall be automatically accelerated and due and payable without any notice, demand or action of any type on the part of the LENDER.

         Section 8.3. SALE OF COLLATERAL. In addition to any other remedy provided herein, upon the occurrence of an EVENT OF DEFAULT, the LENDER, in a commercially reasonable fashion, may sell at public or private sale or otherwise realize upon, in Baltimore, Maryland, or elsewhere, the whole or, from time to time, any part of all COLLATERAL which is personal property, or any interest which either of the BORROWERS may have therein. Pending any such action, the LENDER may collect and liquidate the COLLATERAL. After deducting from the proceeds of sale or other disposition of such COLLATERAL all expenses, including all expenses for legal services, the LENDER shall apply such proceeds toward the satisfaction of the OBLIGATIONS. Any remainder of the proceeds after satisfaction in full of the OBLIGATIONS shall be distributed as required by applicable LAW. Notice of any sale or other disposition (other than sales or other dispositions of COLLATERAL which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market) shall be given to the BORROWERS not less than ten (10) calendar days before the time of any intended public sale or of the time after which any intended private sale or other disposition of the COLLATERAL is to be made, which each of the BORROWERS hereby agrees shall be commercially reasonable notice of such sale or other disposition. The BORROWERS shall assemble, or shall cause to be assembled, at the BORROWERS' own expense, the COLLATERAL at such place or places as the LENDER shall designate. At any such sale or other disposition, the LENDER may, to the extent permissible under applicable law, purchase the whole or any part of the COLLATERAL, free from any right of redemption on the part of either of the BORROWERS, which right is hereby waived and released to the extent lawfully permitted. Without limiting the generality of any of the rights and remedies conferred upon the LENDER under this Section, the LENDER may, to the




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

full extent permitted by applicable law: (a) enter upon the premises of either of the BORROWERS, exclude therefrom either of the BORROWERS or any PERSON connected therewith, and take immediate possession of the COLLATERAL, either personally or by means of a receiver appointed by a court of competent jurisdiction, using all necessary force to do so; (b) at the LENDER=S option, use, operate, manage, and control the COLLATERAL in any lawful manner; (c) collect and receive all income, revenue, earnings, issues, and profits therefrom; and (d) maintain, alter or remove the COLLATERAL as the LENDER may determine in the LENDER=S discretion.

         Section 8.4. REMEDIES CUMULATIVE. The rights and remedies provided in this AGREEMENT and in the other LOAN DOCUMENTS or otherwise under applicable LAWS shall be cumulative and the exercise of any particular right or remedy shall not preclude the exercise of any other rights or remedies in addition to, or as an alternative of, such right or remedy.


                                    ARTICLE 9
                          GENERAL CONDITIONS AND TERMS

         Section 9.1. OBLIGATIONS ARE UNCONDITIONAL. The payment and performance of the OBLIGATIONS shall be the absolute and unconditional joint and several duty and obligation of each of the BORROWERS, and shall be independent of any defense or any rights of set-off, recoupment or counterclaim which either of the BORROWERS might otherwise have against the LENDER. The BORROWERS shall pay the payments of the principal and interest to be made upon the OBLIGATIONS, free of any deductions and without abatement, diminution or set-off other than those herein expressly provided. Until such time as the OBLIGATIONS have been fully paid and performed, neither of the BORROWERS shall: (a) suspend or discontinue any payments required by the LOAN DOCUMENTS; and (b) fail to perform and observe all of each BORROWER'S covenants and agreements set forth in the LOAN DOCUMENTS.

         Section 9.2. INDEMNITY. Each of the BORROWERS agrees to defend, indemnify and hold harmless the LENDER and the entities affiliated with the LENDER and all of the LENDER=S and its affiliated entities' employees, agents, officers and directors, from and against any losses, penalties, fines, liabilities, settlements, damages, costs and expenses, suffered in connection with any claim, investigation, litigation or other proceeding (whether or not the LENDER or an affiliated entity is a party thereto) and the prosecution and defense thereof, arising out of or in any way connected with any LOAN DOCUMENT, including without limitation reasonable attorneys= and consultant=s fees, except to the extent that any of the foregoing directly result from the gross negligence or willful misconduct of the party seeking indemnification therefor. Notwithstanding any termination of this AGREEMENT or payment and performance of the OBLIGATIONS, the indemnities provided for herein shall continue in full force and effect and shall protect all of the above-described PERSONS against events arising after such termination, payment or performance as well as before.

         Section 9.3. LENDER EXPENSES. All LENDER EXPENSES shall be paid by the BORROWERS, whether incurred prior to or after CLOSING, such that the subject transactions shall at all times be cost free to the LENDER.

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

         Section 9.4. AUTHORIZATION TO OBTAIN FINANCIAL INFORMATION. Each of the BORROWERS hereby irrevocably authorizes its accounting firm to provide the LENDER from time to time with such information as may be requested by the LENDER, and hereby authorizes the LENDER to contact directly such accounting firm in order to obtain such information.

         Section 9.5. INCORPORATION; CONSTRUCTION OF INCONSISTENT PROVISIONS. The terms and conditions of the LOAN DOCUMENTS are incorporated by reference and made a part hereof, as if fully set forth herein. In the event of any inconsistency between this AGREEMENT and any other LOAN DOCUMENT, such inconsistency shall be construed, interpreted, and resolved so as to benefit the LENDER, independent of whether this AGREEMENT or another LOAN DOCUMENT controls, and the LENDER=S election of which interpretation or construction is for the LENDER=S benefit shall govern.

         Section 9.6. WAIVERS. The LENDER at any time or from time to time may waive all or any rights under this AGREEMENT or any other LOAN DOCUMENT, but any waiver or indulgence by the LENDER at any time or from time to time shall not constitute a future waiver of performance or exact performance by either of the BORROWERS.

         Section 9.7. CONTINUING OBLIGATION OF BORROWERS. The terms, conditions, and covenants set forth herein and in the LOAN DOCUMENTS shall survive CLOSING and shall constitute a continuing obligation of each of the BORROWERS during the course of the transactions contemplated herein. The security interests, liens and other security provided by this AGREEMENT shall remain in effect so long as any OBLIGATION, whether direct or contingent, is outstanding, unpaid or unsatisfied.

         Section 9.8. CHOICE OF LAW. The laws of the State of Maryland (excluding, however, conflict of law principles) shall govern and be applied to determine all issues relating to this AGREEMENT and the rights and obligations of the parties hereto, including the validity, construction, interpretation, and enforceability of this AGREEMENT and its various provisions and the consequences and legal effect of all transactions and events which resulted in the execution of this AGREEMENT or which occurred or were to occur as a direct or indirect result of this AGREEMENT having been executed.

         Section 9.9. SUBMISSION TO JURISDICTION; VENUE; ACTIONS AGAINST LENDER. For purposes of any action, in law or in equity, which is based directly or indirectly on this AGREEMENT, any other LOAN DOCUMENT or any matter related to this AGREEMENT or any other LOAN DOCUMENT, including any action for recognition or enforcement of any of the LENDER=S rights under the LOAN DOCUMENTS or any judgment obtained by the LENDER in respect thereof, each of the BORROWERS hereby:

                  Section 9.9.1. JURISDICTION. Irrevocably submits to the non-exclusive general jurisdiction of the courts of the State of Maryland and, if a basis for federal jurisdiction exists at any time, the courts of the United States of America for the District of Maryland.

                  Section 9.9.2. VENUE. Agrees that venue shall be proper in the Circuit Court for Baltimore City, Maryland, the Circuit Court for any county in the state of Maryland, as selected by the LENDER, and, if a basis for

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

federal jurisdiction exists, the courts of the United States of America for the District of Maryland.

                  Section 9.9.3. WAIVER OF OBJECTIONS TO VENUE. Waives any right to object to the maintenance of any suit in any of the courts specified in
Section 9.9.2 above on the basis of improper venue or convenience of forum. Each of the BORROWERS further agrees that it shall not institute any suit or other action against the LENDER, in law or in equity, which is based directly or indirectly on this AGREEMENT, any other LOAN DOCUMENT or any matter related to this AGREEMENT or any other LOAN DOCUMENT, in any court other than a court specified in Section 9.9.2 above; provided, that in any instance in which there is then pending a suit instituted by the LENDER against either of the BORROWERS in a court other than a court specified in Section 9.9.2 above, each of the BORROWERS may file in such suit any counterclaim which it has against the LENDER but only if such counterclaim is a compulsory counterclaim and would be barred if not filed as a counterclaim in such suit. Each of the BORROWERS agrees that any suit brought by it against the LENDER not in accordance with this paragraph should be forthwith dismissed or transferred to a court specified in Section
9.9.2 above.

         Section 9.10. NOTICES. Any notice required or permitted by or in connection with this AGREEMENT shall be in writing and shall be made by facsimile (confirmed on the date the facsimile is sent by one of the other methods of giving notice provided for in this Section) or by hand delivery, by Federal Express, or other similar overnight delivery service, or by certified mail, unrestricted delivery, return receipt requested, postage prepaid, addressed to the LENDER or the BORROWERS at the appropriate address set forth below or to such other address as may be hereafter specified by written notice by the LENDER or the BORROWERS. Notice shall be considered given as of the date of the facsimile or the hand delivery, one (1) calendar day after delivery to Federal Express or similar overnight delivery service, or three (3) calendar days after the date of mailing, independent of the date of actual delivery or whether delivery is ever in fact made, as the case may be, provided the giver of notice can establish the fact that notice was given as provided herein. If notice is tendered pursuant to the provisions of this Section and is refused by the intended recipient thereof, the notice, nevertheless, shall be considered to have been given and shall be effective as of the date herein provided.

                  If to the LENDER:

                             THE PROVIDENT BANK
                             One E. Fourth Street
                             Cincinnati, Ohio 45202
                             Attn:  Barry Peterson, Vice President
                             Facsimile:  (513) 763-8069

                  And to:

                             THE PROVIDENT BANK
                             1340 Smith Avenue, Suite 200
                             Baltimore, Maryland 21209
                             Attn:  J. David Kommalan, Vice President
                             Facsimile:  (410) 779-1337

                  If to the BORROWERS:

                             IMTEK CORPORATION
                             8003 Corporate Drive, Suite C
                             Baltimore, MD 21236
                             Attn:  Brad C. Thompson, Chief Financial Officer
                             Facsimile:  (410) 931-2731

                             BARBERA BUSINESS SYSTEMS, INC.
                             8003 Corporate Drive, Suite C
                             Baltimore, MD 21236
                             Attn:  Brad C. Thompson, Chief Financial Officer
                             Facsimile:  (410) 931-2731

                  With A Courtesy Copy To:

                             MCGUIRE, WOODS, BATTLE & BOOTHE, L.L.P.
                             7 St. Paul Street, Suite 1000
                             Baltimore, Maryland 21202-1626
                             Attn.:  Patrick M. Shelley, Esquire
                             Fax No.:  (410) 659-4599

The failure of the LENDER to send the above courtesy copy shall not impair the effectiveness of notice given to the BORROWERS in the manner provided herein.

         Section 9.11. PARTICIPATIONS. The LENDER reserves the right to assign all or any portion of its interests in any of the OBLIGATIONS or the LOAN DOCUMENTS or to participate with other lending institutions any of the OBLIGATIONS and the LOAN DOCUMENTS on such terms and at such times as the LENDER may determine from time to time, all without any consent thereto or notice thereof to the BORROWERS. Each of the BORROWERS hereby grants to each participating lending institution, to the full extent of the OBLIGATIONS, the right to set off deposit accounts maintained by the BORROWERS with such institution, and each of the BORROWERS agrees to pay the LENDER EXPENSES of any such participating lending institution which arise or are incurred as a result of the occurrence of an EVENT OF DEFAULT.

         Section 9.12. MISCELLANEOUS PROVISIONS. The parties agree that: (a) this AGREEMENT shall be effective as of the date first above written, independent of the date of execution or delivery hereof; (b) this AGREEMENT shall be binding upon the parties and their successors and assigns, contains the final and entire agreement and understanding of the parties, and may neither be amended or altered except by a writing signed by the parties; (c) time is strictly of the essence of this AGREEMENT; (d) as used herein, the singular includes the plural and the plural includes the singular, the use of any gender applies to all genders; (e) the captions contained herein are for purposes of convenience only and are not a part of this AGREEMENT; (f) a carbon, photographic, photocopy or other reproduction of a security agreement or financing statement shall be sufficient as a financing statement; (g) this AGREEMENT may be delivered by facsimile, and a facsimile of any party=s signature to this AGREEMENT shall be deemed an original signature for all purposes; and (h) this AGREEMENT may be executed in several counterparts, each of which shall be an original, but all of which, when taken together, shall constitute one and the same document.


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

         Section 9.13. WAIVER OF TRIAL BY JURY. Each party to this AGREEMENT agrees that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by either party hereto or any successor or assign of any party on or with respect to this AGREEMENT or any other LOAN DOCUMENT or which in any way relates, directly or indirectly, to the OBLIGATIONS or any event, transaction, or occurrence arising out of or in any way connected with any of the OBLIGATIONS, or the dealings of the parties with respect thereto, shall be tried only by a court and not by a jury. EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING.

         IN WITNESS WHEREOF, the LENDER and the BORROWERS have duly executed this AGREEMENT under seal as of the date first above written.

WITNESS/ATTEST:                           THE PROVIDENT BANK,
                                          An Ohio Chartered Banking Institution



                                          By:   /S/  J. David Kommalan    (SEAL)
                                          ----------------------------
                                                J. David Kommalan,
                                                Vice President



                                         IMTEK CORPORATION,
                                          A Maryland Corporation


                                          BY:  /S/ Robert W. Hoover       (Seal)
                                          ----------------------------
                                               Robert W. Hoover, Vice President



                                          BARBERA BUSINESS SYSTEMS, INC.,
                                          A Maryland Corporation


                                          BY:  /S/ Robert W. Hoover       (Seal)
                                          ----------------------------
                                               Robert W. Hoover, Vice President








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